UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22393

Blackstone / GSO Senior Floating Rate Term Fund

(exact name of registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (212) 503-2100

Date of fiscal year end:     December 31

Date of reporting period: January 1, 2011 – December 31, 2011

Item 1.	Report to Stockholders.

ANNUAL REPORT | December 31, 2011

Blackstone / GSO

Senior Floating Rate Term Fund NYSE: BSL
Long-Short Credit Income Fund NYSE: BGX

1.877.876.1121
WWW.BLACKSTONE-GSO.COM

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Manager Commentary	December 31, 2011

To Our Shareholders:

Economic and Leveraged Finance Market Conditions

Financial markets started the year 2011 with great optimism and this was no different for floating rate loans and high yield bonds. But by mid-year, the spreading European sovereign debt crisis coupled with Standard & Poor’s down-grade of the United States drove average loan prices, along with the price of most financial assets, down sharply, adding roller coaster volatility to prices as investors sold off risk. Modest actions by the European Monetary Authority helped to quell the crisis while improvements in the U.S. economy removed overwhelming concern that the U.S. was going to follow Europe and there would be a double dip recession. The year ended with a small “relief rally” where the Credit Suisse Leverage Loan Index (“CSLLI”) posted a total return of +2.72% during the 4th quarter alone and +1.82% for the year ended December 31, 2011; about 100 basis points (one per cent) below the total return for last year. High yield bonds exhibited similar tumult, experiencing a very dramatic sell off late in the third quarter as investors shed risk, but then recovering much lost ground to deliver a +5.46% return on the year, according to the Credit Suisse High Yield Index.

In recent history, retail open-ended loan mutual fund flows have had a significant impact on the demand for new issue and secondary loans. Open-ended loan funds took in a net +$14.3 billion during 2011, though record inflows of $24.4 billion during the first half were largely offset by the $10.1 billion of net outflows in the second half of the year. Following a similar pattern, new institutional loan issuance during the first half of 2011 was a robust $178.4 billion and fell off dramatically during the second half to $53.5 billion. It turned out to be an average year by historic standards and by comparison, the level of new issuance was roughly the same as the prior year. However, this level is still a far cry from the $386.6 billion of institutional loans issued in 2007. (Source: JPMorgan, Standard & Poor’s LCD)

Issuer credit fundamentals continued to strengthen across most industrial sectors during the year as corporate earnings continued to grow, and corporate cash flow and balance sheets generally strengthened during the period. The private sector was actually a source of economic strength and stability while sovereign, federal, state and local governments have continued to be a source of economic angst for much of the year. While concerns over multiple national defaults grew and there was an increase in municipal failures in the U.S., the 12-month trailing loan default rate declined from 1.8% in 2010 to 0.4%, while high yield bonds experienced a slight increase from 0.8% in 2010 to 1.8% on par value outstanding, both figures remain very low when viewed historically. JP Morgan recently forecasted that default rates will remain well below historic averages well into 2013.

Demand for high yield credit ended the year strong, with +$11.7 billion of inflows to dedicated high yield open-ended funds during the fourth quarter, and a net +$13.5 billion for the year ending 2011. High yield bonds experienced healthy issuance with $182 billion created in the first half and $64 billion in the second. (Source: JPMorgan)

Annual Report | December 31, 2011	1

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Manager Commentary	December 31, 2011

Blackstone / GSO Senior Floating Rate Term Fund Performance

Blackstone / GSO Senior Floating Rate Term Fund (“BSL” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the fund invests at least 80% of its total assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage which may increase risk to the Fund.

As of December 31, 2011, the Fund held over 92% of its Managed Assets in first and second-lien secured bank loans and approximately 5% in high yield bonds with the remainder held in cash. BSL’s investments represented the obligations of 144 companies diversified across 27 distinct industries, average position size represented 0.59% of Managed Assets and the top five industry groups represented 47.18% of total holdings of the Fund. Diversification across industries has been consistent with their respective representations in the U.S. economy as a whole. Healthcare and Pharmaceuticals, 13.99%, and High Tech Industries, 11.10%, represented the top industry weightings. BSL continued to have no exposure to some of the more volatile sectors of the economy such as home builders, property or real estate related businesses.

BSL outperformed its key benchmark, the CSLLI, on a Net Asset Value (“NAV”) basis for the six month and full year periods and for the life of the Fund since inception. When computed on a market price per share basis, the Fund has underperformed the benchmark and traded at an average discount to NAV of 2.3% for the year. Assets acquired with borrowings under BSL’s long- term leverage facility were accretive to net investment income. For more details regarding the leverage employed, please see Note 10 “Leverage” to the financial statements in this report.

Blackstone / GSO Long-Short Credit Income Fund Performance

Blackstone / GSO Long Short Credit Income Fund, (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in secured floating rate loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds. BGX may use financial leverage and derivatives in employing its long strategy for up to a total of 130% of net assets.

BGX closed its initial public offering (“IPO”) on January 26, 2011 and began investing thereafter. At the end of its first fiscal year, BGX had accumulated gross assets, valued at market of approximately $295.82 million (including the value of loans held through total return swaps) or 128.77% of net assets. Approximately 75% of BGX’s assets were invested, either directly or via a total return swap arrangement in Secured Loans and 28% were invested in high yield bonds. In the aggregate, these investments represent the direct obligations of 139 companies diversified across 28 distinct industries, with an average position representing 0.82% of Managed Assets. The top five industry groups represented 49.19% of total holdings of the Fund. The Fund carried no short positions as of the end of the fiscal year.

2	www blackstone-gso com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Manager Commentary	December 31, 2011

BGX outperformed a composite weighting of the CSLLI and the Credit Suisse High Yield Index, (70% leveraged loans, 30% high yield bonds) for the three-month period ended December 31, 2011 on a NAV basis, but underperformed this composite benchmark since inception and for the six-month period ended December 31, 2011. It underperformed its benchmark on a market price basis for the period since inception and the latest three-month and six-month periods as the Fund traded at a discount to NAV of 5.7% at the end of the fiscal year period.

During the period, the Fund from time-to-time utilized its capacity to take short positions through credit default swaps primarily as a hedge against severe price movements in its aggregate high yield bond position.

In Conclusion

We believe and there is compelling evidence to suggest the domestic economic conditions are improving, supporting the view that credit markets will perform well, at least into the first half of 2012. Price volatility has been a persistent challenge to investors across asset classes and we expect technical factors - that is, the supply of investment funds and the demand for assets representing good risk-adjusted value - to remain out of balance for the foreseeable future, feeding that volatility. Given this view, we continue to believe that disciplined investment research leading to selective credit selection will benefit the performance of the Funds we manage on your behalf.

We thank you for your confidence in the Funds and look forward to future communications to keep you apprised of the progress of the Funds and conditions in the leveraged finance markets. Fund information is available on its website at www.blackstone-gso.com.

Best wishes for a happy, healthy, and prosperous new year,

GSO / Blackstone Debt Funds Management LLC

Annual Report | December 31, 2011	3

Blackstone / GSO Senior Floating Rate Term Fund
Financial Data	December 31, 2011(Unaudited)

Portfolio Characteristics

Weighted Average Loan Spread	4.87%
Current Dividend Yield†	7.19%
Weighted Average Days to Reset	59
Average Position*	0.59%

Top 10 Holdings*

Univar, Inc., Senior Secured Lien Term B Loan	1.46%
John Henry Holdings, Inc. (aka Multi Packaging Solutions), Senior Secured First Lien Effective Date Term Advance Loan	1.27%
Cincinnati Bell, Inc. (aka Broadwing, Inc.), Senior Unsecured Bond	1.16%
Sedgwick Holdings, Inc., Senior Secured Second Lien Term Loan	1.15%
Advantage Sales & Marketing, Inc., Senior Secured Second Lien Term Loan	1.15%
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan	1.14%
Harbor Freight Tools USA, Inc., Senior Secured Tranche B First Lien Term Loan	1.14%
Capital Safety Group, Ltd., Senior Secured First Lien Term Loan	1.12%
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan	1.12%
Transaction Network Service, Inc., Senior Secured First Lien Initial Term Loan	1.09%
Top 10 Holdings	11.80%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

†  Using current dividend rate of $0.11/share and market price per share as of December 31, 2011.

*  As a percentage of Managed Assets.

4	www blackstone-gso com

Blackstone / GSO Senior Floating Rate Term Fund
Financial Data	December 31, 2011(Unaudited)

Top 5 Industries*

Healthcare and Pharmaceuticals	13.99%
High Tech	11.10%
Retail	7.94%
Services - Business	7.70%
Telecommunications	6.45%

BSL Total Return

	6 Month	12 Month	Since Inception†
NAV	-0.16%	3.05%	5.87%
Market Price	-6.67%	-1.08%	1.35%
Credit Suisse Leveraged Loan Index	-1.14%	1.82%	5.13%

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, current dividend yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Holdings are subject to change daily.

Performance data quoted represents past performance and does not guarantee future results.

Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance. Indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. The performance of the index does not represent generally the performance of any investment.

*  As a percentage of Managed Assets.

†  Annualized.

Annual Report | December 31, 2011	5

Blackstone / GSO Long-Short Credit Income Fund
Financial Data	December 31, 2011(Unaudited)

^         Includes 12.61% invested in Secured Loans through total return swaps.

++      The Fund’s Net Cash and Other Assets Less Liabilities includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand, and the Fund’s Net Cash and Other Assets Less Liabilities therefore equaled -2.78% of the Fund’s Managed Assets. The Fund uses funds from its securities lending program to settle amounts payable for investments purchased, but such funds are not reflected in the Fund’s net cash.

Portfolio Characteristics

Weighted Average Loan Spread	5.15%
Weighted Average Bond Coupon	8.48%
Current Dividend Yield†	7.60%
Weighted Average Days to Reset	54
Average Position*	0.82%
Long Positions**	128.77%
Short Positions**	0.00%
Net Positions**	100.00%

Top 10 Holdings*

Presidio, Inc., Senior Secured First Lien Term B Loan	1.71%
Capital Safety Group, Ltd., Senior Secured First Lien Term Loan	1.67%
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global AutoCare)), Senior Secured First Lien Term B Loan	1.63%
Chrysler Group LLC, Senior Secured Tranche B First Lien Term Loan	1.60%
Carestream Health, Inc. (aka Onex Carestream Finance LP), Senior Secured First Lien Term B Loan	1.55%
Sorenson Communications, Inc.,Senior Secured First Lien Tranche C Term Loan	1.55%
Drumm Investors LLC (aka Golden Living), Senior Secured Term Loan	1.52%
Fairway Group Acquisition Co., Senior Secured First Lien Term Loan	1.51%
Sprouts Farmers Market LLC , Senior Secured First Lien Initial Term Loan	1.46%
Sensus USA, Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan	1.27%
Top 10 Holdings	15.46%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

†	Using current dividend rate of $0.108/share and market price per share as of December 31, 2011.
*	As a percentage of Managed Assets.
**	As a percentage of Net Assets.

6	www blackstone-gso com

Blackstone / GSO Long-Short Credit Income Fund
Financial Data	December 31, 2011(Unaudited)

Top 5 Industries*

Healthcare and Pharmaceuticals	11.38%
High Tech	10.71%
Telecommunications	10.59%
Retail	9.96%
Services - Business	6.55%

BGX Total Return

	3 Month	6 Month	Since Inception†
NAV	5.72%	-0.75%	0.56%
Market Price	0.74%	-10.25%	-9.48%
70% CS Leveraged Loan Index, 30% CS High Yield Index	3.71%	-0.60%	1.00%

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, current dividend yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Holdings are subject to change daily.

Performance data quoted represents past performance and does not guarantee future results.

Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance. Indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. The performance of the index does not represent generally the performance of any investment.

*  As a percentage of Managed Assets.

†  Annualized.

Annual Report | December 31, 2011	7

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 138.39%
Aerospace and Defense - 0.68%
Sequa Corp., Senior Secured First Lien Additional Term Loan, 6.250%, 12/03/2014	B1	$324,324	$327,973
TASC, Inc., Senior Secured Tranche B First Lien Term Loan, 4.500%, 12/18/2015	Ba2	1,611,252	1,608,561

			1,936,534

Automotive - 2.79%
CCC Information Services, Inc., Senior Secured First Lien Term Loan, 5.500%, 11/11/2015	B1	669,467	669,745
Chrysler Group LLC, Senior Secured Tranche B First Lien Term Loan, 6.000%, 05/24/2017	Ba2	4,849,580	4,602,251
FRAM Group Holdings, Inc. (aka Autoparts Holdings), Senior Secured First Lien Term Loan, 6.500%, 07/31/2017	B1	1,870,313	1,872,651
Remy International, Inc., Senior Secured First Lien Term B Facility Loan, 6.250%, 12/16/2016	B1	825,000	815,376

			7,960,023

Banking, Finance, Insurance and Real Estate - 6.85%
Alliant Holdings I, Inc., Senior Secured Tranche C Incremental First Lien Term Loan, 8.000%, 08/21/2014	B2	3,081,486	3,081,486
Asurion LLC, Senior Secured First Lien Term B Loan, 5.500%, 05/24/2018	Ba3	3,350,875	3,294,564
BNY ConvergEx Group LLC, Senior Secured EZE Borrower Second Lien Term Loan, 8.750%, 12/18/2017	B2	443,368	425,633

8	www blackstone-gso com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Banking, Finance, Insurance and Real Estate (continued)
EZE Castle Software, Inc., Senior Secured Second Lien Top Borrower Term Loan, 8.750%, 12/18/2017	B2	$1,056,633	$1,014,367
Fidelity National Information Services, Inc., Senior Secured First Lien Term B Loan, 4.250%, 07/18/2016	Ba1	3,627,355	3,630,746
HarbourVest Partners LP, Senior Secured First Lien Term Loan, 6.250%, 12/19/2016	Ba3	4,163,516	4,166,139
Interactive Data Corp., Senior Secured First Lien Term Loan, 4.500%, 02/09/2018	Ba3	3,970,000	3,921,090

			19,534,025

Beverage, Food and Tobacco - 8.40%
AdvancePierre Foods, Inc., Senior Secured First Lien Term Loan, 7.001%, 09/30/2016	B1	3,386,278	3,383,112
Burger King Corp., Senior Secured Tranche B First Lien Term Loan, 4.500%, 10/19/2016	Ba3	3,317,669	3,265,532
Del Monte Foods Co., Senior Secured Initial First Lien Term Loan, 4.500%, 03/08/2018	Ba3	3,764,428	3,585,618
Denny’s, Inc. (fka Advantica Restaurants Group, Inc.), Senior Secured First Lien Term Loan, 5.250%, 09/30/2016	B1	2,225,143	2,224,030
Fairway Group Acquisition Co., Senior Secured First Lien Term Loan, 7.500%, 03/03/2017	B2	3,970,006	3,858,350
NPC International, Inc., Senior Secured First Lien Term Loan, 6.750%, 12/28/2018	Ba3	1,860,759	1,867,738

Annual Report | December 31, 2011	9

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Beverage, Food and Tobacco (continued)
Roundy’s Supermarkets, Inc., Senior Secured Second Lien Term Loan, 10.000%, 04/18/2016	Caa1	$1,000,000	$1,003,125
Wm. Bolthouse Farms, Inc., Senior Secured First Lien Term Loan, 5.504%, 02/11/2016	B1	1,781,872	1,781,132
Wm. Bolthouse Farms, Inc., Senior Secured Second Lien Term Loan, 9.500%, 08/11/2016	Caa1	3,000,000	2,993,430

			23,962,067

Capital Equipment - 1.58%
Baker Corp. International, Inc., Senior Secured First Lien Term Loan, 5.000%, 06/01/2018	Ba3	2,237,635	2,221,972
Sensus USA, Inc. (fka Sensus Metering Systems), Senior Secured First Lien Term Loan, 4.750%, 05/09/2017	Ba3	601,515	597,004
Sensus USA, Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	Caa1	1,714,286	1,688,571

			4,507,547

Chemicals, Plastics and Rubber - 5.77%
Arizona Chemical U.S., Inc., Senior Secured First Lien Term Loan, L + 5.750%, 01/01/2020(b)	Ba3	1,500,000	1,497,660
General Chemical Corp. (aka Gentek, Inc.), Senior Secured First Lien Tranche B Facility Term Loan, 7.250%, 10/06/2015	B1	5,242	5,224
Norit Holdings BV, Senior Secured First Lien Term Loan, 6.750%, 07/10/2017	B1	1,150,962	1,162,471

10	www blackstone-gso com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Chemicals, Plastics and Rubber (continued)
Nusil Technology LLC, Senior Secured First Lien Term Loan, 5.250%, 04/07/2017	B1	$3,532,805	$3,468,031
Trinseo Materials Operating S.C.A., Senior Secured First Lien Term Loan, 6.000%, 08/02/2017	B1	4,706,172	4,088,511
Univar, Inc., Senior Secured First Lien Term B Loan, 5.000%, 06/30/2017	B2	6,462,802	6,248,722

			16,470,619

Construction and Building - 3.29%
CPG International I, Inc., Senior Secured First Lien Term Loan, 6.000%, 02/20/2017	B2	1,316,489	1,230,918
Custom Building Products, Inc., Senior Secured First Lien Term B Loan, 5.750%, 03/19/2015	B1	3,770,909	3,700,204
Summit Materials Cos. I LLC, Senior Secured First Lien Term Loan, 6.500%, 12/31/2015	B2	3,960,000	3,935,250
UCI International, Inc. (aka United Components, Inc.), Senior Secured Fist Lien Term B Loan, 5.500%, 07/26/2017	Ba2	506,730	508,790

			9,375,162

Consumer Goods Durable - 4.68%
1-800 Contacts, Inc., Senior Secured First Lien Term Loan, 7.700%, 03/04/2015	Ba2	4,369,509	4,336,737
Capital Safety Group, Ltd., Senior Secured First Lien Term Loan, L + 5.000%, 01/01/2019(b)	B2	4,824,561	4,812,500
Goodman Global, Inc., Senior Secured First Lien Term Loan, 5.750%, 10/28/2016	B1	2,320,707	2,325,499

Annual Report | December 31, 2011	11

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Consumer Goods Durable (continued)
Kinetic Concepts, Inc., Senior Secured First Lien Term B-1 Loan, 7.000%, 05/04/2018	Ba2	$1,151,079	$1,163,022
Kinetic Concepts, Inc., Senior Secured First Lien Term B-2 Loan, 6.500%, 11/04/2016	Ba2	720,000	719,554

			13,357,312

Consumer Goods Non Durable - 5.95%
Amscan Holdings, Inc., Senior Secured First Lien Term Loan, 6.750%, 12/04/2017	B2	3,858,672	3,845,166
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global Autocare)), Senior Secured First Lien Term B Loan, 6.000%, 11/05/2016	Ba3	3,260,006	3,090,910
Inmar, Inc., Senior Secured First Lien Term Loan, 6.500%, 08/12/2018	B1	2,977,738	2,978,988
Revlon Consumer Products Corp., Senior Secured First Lien Term Loan, 4.750%, 11/20/2017	Ba3	2,940,188	2,913,932
Sagittarius Restaurants LLC (fka Captain D’s), Senior Secured First Lien Term Loan, 7.507%, 05/18/2015	B1	2,221,875	2,207,988
Totes Isotoner Corp., Senior Secured First Lien Delayed Draw Term Loan, 7.250%, 07/07/2017	B3	187,031	181,888
Totes Isotoner Corp., Senior Secured First Lien Initial Term Loan, 7.257%, 07/07/2017	B3	1,803,438	1,753,843

			16,972,715

12	www blackstone-gso com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Containers, Packaging and Glass - 3.27%
John Henry Holdings, Inc. (aka Multi Packaging Solutions), Senior Secured First Lien Effective Date Term Advance Loan, 7.000%, 05/13/2016	B2	$5,550,000	$5,459,812
Reynolds Group Holdings, Inc., Senior Secured Tranche C First Lien Term Loan, 6.500%, 05/05/2016	Ba3	3,898,449	3,882,797

			9,342,609

Energy Electricity - 1.81%
NXP BV, Senior Secured First Lien Incremental A2 Term Loan, 5.500%, 03/03/2017	B2	1,888,125	1,832,662
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 6.000%, 05/17/2018	Ba3	3,384,615	3,333,846

			5,166,508

Energy, Oil and Gas - 5.82%
Brock Holdings III, Inc., Senior Secured First Lien Term Loan, 6.000%, 03/16/2017	B1	1,977,513	1,924,120
CITGO Petroleum Corp., Senior Secured First Lien Term B Loan, 8.000%, 06/24/2015	Ba2	525,824	527,139
CITGO Petroleum Corp., Senior Secured First Lien Term C Loan, 9.000%, 06/26/2017	Ba2	1,475,025	1,507,690
Crestwood Holdings LLC, Senior Secured First Lien Term Loan, 10.500%, 10/03/2016	Caa1	3,162,809	3,218,158
Gibson Energy ULC, Senior Secured First Lien Term Loan, 5.750%, 06/15/2018	B1	4,491,319	4,490,758
Sheridan Production Partners LP, Senior Secured First Lien Term Loan [SIP I], 6.500%, 04/20/2017	B2	4,054,510	4,062,132

Annual Report | December 31, 2011	13

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Energy, Oil and Gas (continued)
Sheridan Production Partners LP, Senior Secured First Lien Term Loan [SPP I-A], 6.500%, 04/20/2017	B2	$537,256	$538,266
Sheridan Production Partners LP, Senior Secured First Lien Term Loan [SPP I-M], 6.500%, 04/20/2017	B2	328,159	328,776

			16,597,039

Environmental Industries - 1.46%
PSC Industrial Outsourcing LP, Senior Secured First Lien Term Loan, 7.259%, 07/29/2016	Ba3	4,221,494	4,158,171

Healthcare and Pharmaceuticals - 20.00%
Alkermes, Inc., Senior Secured First Lien Term Loan, 6.750%, 07/07/2017	B1	2,435,484	2,426,351
Alliance Healthcare Services, Inc., Senior Secured First Lien Term B Loan, 7.250%, 06/01/2016	Ba3	2,771,821	2,428,808
Ardent Medical Services, Inc., Senior Secured First Lien Term Loan, 6.500%, 09/15/2015	B1	3,972,337	3,945,047
Aurora Diagnostics Holdings LLC, Senior Secured Tranche B First Lien Term Loan, 6.250%, 05/26/2016	Ba2	2,543,056	2,508,089
Capsugel Holdings U.S., Inc., Senior Secured First Lien Initial Term Loan, 5.250%, 08/01/2018	B1	1,990,000	1,996,070
Carestream Health, Inc. (aka Onex Carestream Finance LP), Senior Secured First Lien Term B Loan, 5.000%, 02/27/2017	B1	4,961,770	4,472,911

14	www blackstone-gso com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Healthcare and Pharmaceuticals (continued)
CHG Cos., Inc., Senior Secured Additional First Lien Term Loan, 5.500%, 10/07/2016	Ba2	$1,977,225	$1,963,019
Convatec, Inc. (aka Cidron Healthcare, Ltd.), Senior Secured First Lien Dollar Term Loan, 5.750%, 12/22/2016	Ba3	2,802,806	2,784,700
Drumm Investors LLC (aka Golden Living), Senior Secured First Lien Term Loan, 5.000%, 05/04/2018	B1	4,974,403	4,362,551
Emergency Medical Services Corp. (aka AMR/EMCare), Senior Secured First Lien Initial Term Loan, 5.250%, 05/25/2018	B1	3,970,000	3,875,712
Grifols, Inc., Senior Secured First Lien Tranche A Term Loan, 5.500%, 06/01/2016	Ba3	2,000,000	1,995,630
IASIS Healthcare LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/03/2018	Ba3	2,816,715	2,728,707
Immucor, Inc., Senior Secured First Lien Term B Loan, 7.250%, 08/17/2018	Ba3	2,562,200	2,581,096
MedAssets, Inc., Senior Secured First Lien Term Loan, 5.250%, 11/16/2016	Ba3	4,252,546	4,246,167
National Surgical Hospitals, Inc., Senior Secured First Lien Delayed Draw Term Loan, 0.750%, 02/03/2017	B2	445,545	433,292
National Surgical Hospitals, Inc., Senior Secured First Lien Initial Term Loan, 8.250%, 02/03/2017	B2	2,535,345	2,465,623
Pharmaceutical Product Development, Inc., Senior Secured First Lien Term Loan, 6.250%, 12/05/2018	B1	2,086,957	2,077,346

Annual Report | December 31, 2011	15

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Healthcare and Pharmaceuticals (continued)
Res-Care, Inc., Senior Secured First Lien Term B Loan, 7.250%, 12/22/2016	Ba2	$1,980,000	$1,890,900
Sheridan Holdings, Inc., Senior Secured Second Lien Term Loan, 6.046%, 06/15/2015	Caa1	867,708	819,984
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan, 7.001%, 12/21/2017	Ba3	4,911,750	4,903,572
Surgery Center Holdings, Inc., Senior Secured First Lien Term Loan, 6.500%, 02/06/2017	Ba3	2,305,161	2,149,563

			57,055,138

High Tech Industries - 15.48%
Aspect Software, Inc., Senior Secured First Lien Term B Loan, 6.250%, 05/09/2016	Ba3	4,320,957	4,318,257
Attachmate Corp., Senior Secured First Lien Term Loan, 6.500%, 04/27/2017	B1	3,950,000	3,875,444
Datatel, Inc., Senior Secured First Lien Term B Loan, L + 5.000%, 06/05/2018(b)	Ba3	3,200,000	3,205,008
Datatel, Inc., Senior Secured First Lien Term Loan, 5.000%, 02/20/2017	Caa2	1,421,193	1,423,147
Datatel, Inc., Senior Secured Second Lien Extended Term Loan, 8.750%, 02/19/2018	Caa1	2,956,522	2,960,217
Hyland Software, Inc., Senior Secured First Lien Term Loan, 5.750%, 12/19/2016	B2	2,491,390	2,466,476
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured Second Lien Term Loan, 10.579%, 06/11/2018	Caa1	4,000,000	3,970,000
Open Link International, Inc., Senior Secured First Lien Initial Term Loan, 7.750%, 10/30/2017	B2	1,463,415	1,468,902

16	www blackstone-gso com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

High Tech Industries (continued)
Presidio, Inc., Senior Secured First Lien Term B Loan, 7.250%, 03/31/2017	Ba3	$3,391,667	$3,374,708
Shield Finance Co. S.A.R.L. (aka Sophos plc), Senior Secured Incremental First Lien Term B-2 Loan, 7.627%, 06/15/2016	B2	1,243,750	1,243,750
Ship U.S. Bidco, Inc., (aka RBS WorldPay), Senior Secured First Lien Facility B2A Term Loan, 5.250%, 11/30/2017	Ba2	1,538,462	1,523,462
Spansion LLC, Senior Secured First Lien Term Loan, 4.750%, 02/09/2015	Ba3	2,763,466	2,732,377
SRA International, Inc., Senior Secured First Lien Term Loan, 6.500%, 07/20/2018	B1	3,982,327	3,769,950
Vertafore, Inc., Senior Secured First Lien Term Loan, 5.250%, 07/29/2016	Caa1	3,960,012	3,884,772
Vertafore, Inc., Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	Caa1	2,000,000	1,952,500
Wall Street Systems Holdings, Inc., Senior Secured First Lien Term Loan, 5.500%, 06/20/2017	Ba3	2,024,310	1,988,885

			44,157,855

Hotels, Gaming and Leisure - 2.17%
Boyd Gaming Corp., Senior Secured First Lien Increased Term Loan, 6.000%, 12/17/2015	B2	621,762	616,191
Kasima LLC (DCIP), Senior Secured First Lien Incremental Term Loan, 5.000%, 03/31/2017	Baa1	1,944,490	1,934,767

Annual Report | December 31, 2011	17

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Hotels, Gaming and Leisure (continued)
Mood Media Corp., Senior Secured First Lien Term Loan, 7.000%, 05/07/2018	Ba3	$3,921,471	$3,650,242

			6,201,200

Media Advertising, Printing and Publishing - 4.33%
Cenveo Corp., Senior Secured First Lien Term B Facility Loan, 6.250%, 12/21/2016	Ba3	3,521,580	3,485,484
InfoGroup, Inc., Senior Secured First Lien Term B Loan, 5.750%, 05/28/2018	B1	1,691,298	1,555,994
Playboy Enterprises, Inc., Senior Secured First Lien Term B Loan, 8.250%, 03/06/2017	B2	3,679,638	3,532,453
Postmedia Network, Inc. (aka CW Acquisition LP), Senior Secured Tranche C First Lien Term Loan, 6.252%, 07/13/2016	Ba3	1,446,535	1,426,392
RBS Holding Co. LLC, Senior Secured First Lien Term B Loan, 6.500%, 03/23/2017	B1	2,977,500	2,367,112

			12,367,435

Media Broadcasting and Subscription - 5.32%
Barrington Broadcast Group LLC, Senior Secured Tranche 2 First Lien Term Loan, 7.500%, 06/14/2017	B2	1,250,000	1,246,875
Entercom Radio LLC, Senior Secured First Lien Term B Loan, 6.269%, 11/23/2018	B2	1,722,892	1,722,891
FoxCo Acquisition Sub LLC, Senior Secured First Lien Replacement Term Loan, 4.750%, 07/14/2015	B1	3,629,391	3,558,292
Hubbard Radio LLC, Senior Secured First Lien Term Loan, 5.250%, 04/28/2017	Ba3	997,494	984,716

18	www blackstone-gso com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Media Broadcasting and Subscription (continued)
Hubbard Radio LLC, Senior Secured Second Lien Term Loan, 8.750%, 04/30/2018	Caa1	$1,428,571	$1,421,428
Summit Entertainment LLC, Senior Secured First Lien Term Loan, 7.500%, 09/07/2016	B1	3,606,152	3,570,091
Univision Communications, Inc., Senior Secured Extended First Lien Term Loan, 4.546%, 03/31/2017	B2	3,000,000	2,679,645

			15,183,938

Retail - 11.47%
Academy, Ltd., Senior Secured First Lien Initial Term Loan, 6.000%, 08/03/2018	B2	3,500,000	3,472,770
Bass Pro Group LLC, Senior Secured First Lien Term Loan, 5.250%, 06/13/2017	B1	1,994,987	1,976,703
BJ’s Wholesale Club, Inc., Senior Secured First Lien Initial Term Loan, 7.000%, 09/28/2018	B1	2,000,000	2,008,740
Burlington Coat Factory Warehouse Corp., Senior Secured First Lien Term B Loan, 6.250%, 02/23/2017	B3	3,000,000	2,952,015
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Secured First Lien Term Loan, 4.750%, 03/07/2018	B1	4,064,882	3,828,244
Harbor Freight Tools USA, Inc., Senior Secured Tranche B First Lien Term Loan, 6.500%, 12/22/2017	Ba3	4,909,770	4,895,974
PETCO Animal Supplies, Inc., Senior Secured First Lien Term Loan, 4.500%, 11/24/2017	B2	2,000,000	1,953,010

Annual Report | December 31, 2011	19

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Retail (continued)
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	B3	$4,950,000	$4,789,125
Sprouts Farmers Market LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 04/18/2018	B2	2,235,612	2,177,867
The Gymboree Corp., Senior Secured First Lien Term Loan, 5.000%, 02/23/2018	B1	1,949,690	1,740,830
Toys “R” Us, Inc., Senior Secured First Lien Initial Term Loan, 6.000%, 09/01/2016	B1	2,962,500	2,930,001

			32,725,279

Services - Business - 11.59%
Advantage Sales & Marketing, Inc., Senior Secured Second Lien Term Loan, 9.250%, 06/18/2018	Caa1	5,000,000	4,918,750
Altegrity, Inc. (aka U.S. Investigation Services, Inc.), Senior Secured Tranche D First Lien Term Loan, 7.750%, 12/31/2014	B1	3,789,654	3,770,706
BarBi, Inc., Senior Secured Tranche 2 First Lien Term Loan, L + 4.500%, 06/19/2017(b)	B1	2,000,000	1,997,500
Brickman Group Holdings, Inc., Senior Secured Tranche B First Lien Term Loan, 7.250%, 10/14/2016	B1	2,960,050	2,971,150
Scitor Corp., Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	B2	1,244,981	1,195,182
Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term B-1 Loan, 5.000%, 12/31/2016	B2	2,271,648	2,231,895

20	www blackstone-gso com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Services - Business (continued)
Sedgwick Holdings, Inc., Senior Secured Second Lien Term Loan, 9.000%, 05/28/2017	B2	$5,000,000	$4,950,000
Sitel LLC (aka Clientlogic Corp.), Senior Secured First Lien Extended U.S. Term Loan, 5.888%, 01/30/2017	B1	3,500,000	3,266,673
Transaction Network Service, Inc., Senior Secured First Lien Initial Term Loan, 6.000%, 11/18/2015	Ba3	4,709,757	4,695,062
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Delayed Draw Term Loan, 1.500%, 07/28/2017	Ba3	203,750	201,916
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Term B Loan, 6.000%, 07/26/2017	Ba3	1,043,634	1,034,242
Web.com Group, Inc., Senior Secured First Lien Term Loan, 7.000%, 10/27/2017	B1	2,000,000	1,842,500

			33,075,576

Services - Consumer - 2.65%
N.E.W. Holdings I LLC, Senior Secured First Lien Term Loan, 6.000%, 03/23/2016	Ba3	3,438,475	3,189,185
Protection One, Inc., Senior Secured First Lien Term Loan, 6.000%, 06/06/2016	B1	4,399,913	4,366,914

			7,556,099

Telecommunications - 7.95%
Alaska Communications Systems Holdings, Inc., Senior Secured First Lien Term Loan, 5.500%, 10/21/2016	Ba3	4,137,465	3,868,530

Annual Report | December 31, 2011	21

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Telecommunications (continued)
Avaya, Inc., Senior Secured B-3 Extended First Lien Term Loan, 5.006%, 10/26/2017	B1	$2,981,730	$2,724,555
Digitalglobe, Inc., Senior Secured First Lien Term Loan, 5.750%, 10/12/2018	Ba3	1,000,000	985,835
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term Loan, 6.750%, 11/30/2016	B2	3,182,143	3,186,120
Intelsat Jackson Holdings, Ltd., Senior Secured First Lien Tranche B Term Loan, 5.250%, 04/03/2018	B1	1,401,521	1,394,261
Sorenson Communications, Inc., Senior Secured First Lien Tranche C Term Loan, 6.000%, 08/16/2013	B1	2,656,642	2,571,815
Syniverse Holdings, Inc. (aka Buccaneer Merger Sub, Inc.), Senior Secured First Lien Term Loan, 5.250%, 12/21/2017	B1	1,434,783	1,437,179
Telcordia Technologies, Inc., Senior Secured First Lien Term Loan, 6.750%, 04/29/2016	B1	4,327,615	4,327,615
TowerCo Finance LLC, Senior Secured First Lien Term B-1 Loan, 5.250%, 01/28/2017	Ba3	555,800	556,031
Verint Systems, Inc., Senior Secured First Lien Term Loan, 4.500%, 10/27/2017	B1	1,635,616	1,623,349

			22,675,290

Transportation Cargo - 1.39%
Nexeo Solutions LLC (aka Ashland Distribution), Senior Secured First Lien Initial Term Loan, 5.000%, 09/08/2017	B1	3,308,333	3,225,625

22	www blackstone-gso com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Transportation Cargo (continued)
Ozburn-Hessey Holding Co. LLC, Senior Secured First Lien Term Loan, 8.250%, 04/08/2016	Ba3	$844,700	$746,508

			3,972,133

Transportation Consumer - 1.04%
Avis Budget Car Rental LLC, Senior Secured Extended First Lien Term Loan, 5.750%, 04/21/2014	Ba1	2,949,111	2,958,342

Utilities, Oil and Gas - 2.04%
EquiPower Resources Holdings LLC, Senior Secured First Lien Term B Advance Loan, 5.750%, 01/26/2018	Ba3	2,749,697	2,612,212
Frac Tech International LLC, Senior Secured First Lien Term Loan, 6.250%, 05/06/2016	B2	3,243,976	3,206,006

			5,818,218

Wholesale - 0.61%
CDW Corp., Senior Secured First Lien Extended Term Loan, 4.000%, 07/15/2017	B2	1,842,152	1,751,206

TOTAL FLOATING RATE LOAN INTERESTS (Cost $399,521,848)			394,838,040

CORPORATE BONDS -7.00%
Automotive - 0.45%
Allison Transmission, Inc., Senior Unsecured Bond, 7.125%, 05/15/2019(c)	Caa1	1,300,000	1,280,500

Energy, Oil and Gas - 0.17%
United Refining Co., Senior Secured Bond, 10.500%, 02/28/2018	B3	510,000	479,400

Annual Report | December 31, 2011	23

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Healthcare and Pharmaceuticals - 1.05%
Aurora Diagnostics LLC, Senior Unsecured Bond, 10.750%, 01/15/2018	B3	$3,000,000	$3,000,000

High Tech Industries - 1.22%
Allen Systems Group, Inc., Senior Secured Bond, 10.500%, 11/15/2016(c)	B3	3,983,000	3,485,125

Media Broadcasting and Subscription - 1.87%
CCO Holdings LLC / CCO Holdings Capital Corp., Senior Unsecured Bond, 6.500%, 04/30/2021	B1	2,000,000	2,035,000
Entercom Radio LLC, Senior Unsecured Bond, 10.500%, 12/01/2019(c)	Caa1	1,300,000	1,306,500
National CineMedia LLC, Senior Unsecured Bond, 7.875%, 07/15/2021	B2	2,000,000	1,992,500

			5,334,000

Retail - 0.49%
Spencer Spirit Holdings, Inc., Senior Secured Bond, 11.000%, 05/01/2017(c)	B2	1,400,000	1,379,000

Telecommunications - 1.75%
Cincinnati Bell, Inc. (aka Broadwing, Inc.), Senior Unsecured Bond, 8.375%, 10/15/2020	B1	5,000,000	5,000,000

TOTAL CORPORATE BONDS (Cost $20,427,422)			19,958,025

24	www blackstone-gso com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Total Investments - 145.39% (Cost $419,949,270)			$414,796,065

Other Assets Less Liabilities - 5.13%			14,620,462

Term Preferred Shares - (16.87)%* (plus distributions payable on term preferred shares)			(48,118,317)

Senior Secured Notes - (33.65)%			(96,000,000)

Net Assets - 100.00%			$285,298,210

Amounts above are shown as a percentage of net assets as of December 31, 2011.

*	Series A Floating Rate Cumulative Term Preferred Shares, “Term Preferred Shares”.
(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of December 31, 2011. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $7,451,125, which represents approximately 2.61% of net assets as of December 31, 2011.

See Notes to Financial Statements.
Annual Report | December 31, 2011	25

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 77.59%

Automotive - 2.82%
Chrysler Group LLC, Senior Secured Tranche B First Lien Term Loan, 6.000%, 05/24/2017	Ba2	$4,849,580	$4,602,251
FRAM Group Holdings, Inc. (aka Autoparts Holdings), Senior Secured First Lien Term Loan, 6.500%, 07/31/2017	B1	1,870,313	1,872,651

			6,474,902

Banking, Finance, Insurance and Real Estate - 3.01%
Asurion LLC, Senior Secured Second Lien Term Loan, 9.000%, 05/24/2019	Ba3	2,571,429	2,540,366
BNY ConvergEx Group LLC, Senior Secured EZE Borrower First Lien Term Loan, 5.000%, 12/19/2016	B1	585,245	569,636
BNY ConvergEx Group LLC, Senior Secured First Lien Top Borrower Term Loan, 5.000%, 12/19/2016	B1	1,329,181	1,293,732
Realogy Corp., Senior Secured Second Lien Term Facility Loan, 13.500%, 10/15/2017	B1	2,500,000	2,515,625

			6,919,359

Beverage, Food and Tobacco - 4.53%
AdvancePierre Foods, Inc., Senior Secured First Lien Term Loan, 7.001%, 09/30/2016	B1	2,977,444	2,974,660
Burger King Corp., Senior Secured Tranche B First Lien Term Loan, 4.500%, 10/19/2016	Ba3	2,250,965	2,215,591
Fairway Group Acquisition Co., Senior Secured First Lien Term Loan, 7.500%, 03/03/2017	B2	4,466,257	4,340,644

26	www blackstone-gso com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Beverage, Food and Tobacco (continued)
NPC International, Inc., Senior Secured First Lien Term Loan, 6.750%, 12/28/2018	Ba3	$860,759	$863,987

			10,394,882

Capital Equipment - 1.59%
Sensus USA, Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	Caa1	3,714,286	3,658,571

Chemicals, Plastics and Rubber - 2.49%
Arizona Chemical U.S., Inc., Senior Secured First Lien Term Loan, L + 5.750%, 01/01/2020(b)	Ba3	1,500,000	1,497,660
Norit Holdings BV, Senior Secured First Lien Term Loan, 6.750%, 07/10/2017	B1	1,150,962	1,162,471
Nusil Technology LLC, Senior Secured First Lien Term Loan, 5.250%, 04/07/2017	B1	706,429	693,476
Trinseo Materials Operating S.C.A., Senior Secured First Lien Term Loan, 6.000%, 08/02/2017	B1	2,726,172	2,368,376

			5,721,983

Construction and Building - 2.20%
CPG International I, Inc., Senior Secured First Lien Term Loan, 6.000%, 02/20/2017	B2	3,289,008	3,075,223
Summit Material Cos. I LLC, Senior Secured First Lien Term Loan, 6.500%, 12/31/2015	B2	1,980,000	1,967,625

			5,042,848

Consumer Goods Durable - 3.70%
Capital Safety Group, Ltd., Senior Secured First Lien Term Loan, L + 5.000%, 01/01/2019(b)	B2	4,824,561	4,812,500

Annual Report | December 31, 2011	27

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Consumer Goods Durable (continued)
Kinetic Concepts, Inc., Senior Secured First Lien Term B-1 Loan, 7.000%, 05/04/2018	Ba2	$1,726,619	$1,744,532
Vision Solutions, Inc., Senior Secured Second Lien Term Loan, 9.500%, 07/23/2017	Caa1	2,000,000	1,940,000

			8,497,032

Consumer Goods Non Durable - 5.52%
Acosta Sales and Marketing Co., Senior Secured First Lien Term B Loan, 4.750%, 03/01/2018	Ba3	2,446,098	2,397,176
Amscan Holdings, Inc., Senior Secured First Lien Term Loan, 6.750%, 12/04/2017	B2	2,969,925	2,959,530
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global AutoCare)), Senior Secured First Lien Term B Loan, 6.000%, 11/05/2016	Ba3	4,942,519	4,686,150
Inmar, Inc., Senior Secured First Lien Term Loan, 6.500%, 08/12/2018	B1	223,712	223,806
Tote Isotoner Corp., Senior Secured First Lien Delayed Draw Term Loan, 7.250%, 07/07/2017	B3	233,789	227,360
Tote Isotoner Corp., Senior Secured First Lien Initial Term Loan, 7.257%, 07/07/2017	B3	2,254,297	2,192,304

			12,686,326

Energy Electricity - 1.83%
NXP BV, Senior Secured First Lien Incremental A2 Term Loan, 5.500%, 03/03/2017	B2	890,625	864,463

28	www blackstone-gso com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Energy Electricity (continued)
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 6.000%, 05/17/2018	Ba3	$3,384,615	$3,333,846

			4,198,309

Energy, Oil and Gas - 0.87%
Sheridan Production Partners LP, Senior Secured First Lien Term Loan [SIP I], L + 4.500%, 04/20/2017(b)	B2	1,648,200	1,651,299
Sheridan Production Partners LP, Senior Secured First Lien Term Loan [SIP I-A], L + 4.500% , 04/20/2017(b)	B2	218,400	218,810
Sheridan Production Partners LP, Senior Secured First Lien Term Loan [SIP I-M], L + 4.500%, 04/20/2017(b)	B2	133,400	133,651

			2,003,760

Healthcare and Pharmaceuticals - 9.73%
Alkermes, Inc., Senior Secured First Lien Term Loan, 6.750%, 07/07/2017	B1	1,935,484	1,928,226
Ardent Medical Services, Inc., Senior Secured First Lien Term Loan, 6.500%, 09/15/2015	B1	2,805,134	2,785,863
Carestream Health, Inc. (aka Onex Carestream Finance LP), Senior Secured First Lien Term B Loan, 5.000%, 02/27/2017	B1	4,961,770	4,472,912
Grifols, Inc., Senior Secured First LienTranche A Term Loan, 5.500%, 06/01/2016	Ba3	2,000,000	1,995,630
HCR Healthcare LLC (aka Manor Care, Inc.), Senior Secured First Lien Term B Loan, 5.000%, 04/06/2018	Ba3	1,153,043	1,060,511

Annual Report | December 31, 2011	29

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Healthcare and Pharmaceuticals (continued)
MedAssets, Inc., Senior Secured First Lien Term Loan, 5.250%, 11/16/2016	Ba3	$1,548,335	$1,546,012
National Surgical Hospitals, Inc., Senior Secured First Lien Delayed Draw Term Loan, 0.750%, 02/03/2017	B2	445,545	433,292
National Surgical Hospitals, Inc., Senior Secured First Lien Initial Term Loan, 8.250%, 02/03/2017	B2	2,535,345	2,465,623
Pharmaceutical Product Development, Inc., Senior Secured First Lien Term Loan, 6.250%, 12/05/2018	B1	1,086,957	1,081,951
Sheridan Holdings, Inc., Senior Secured Second Lien Term Loan, 6.046%, 06/15/2015	Caa1	2,000,000	1,890,000
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan, 7.001%, 12/21/2017	Ba3	2,691,460	2,686,978

			22,346,998

High Tech Industries - 11.40%
Attachmate Corp., Senior Secured First Lien Term Loan, 6.500%, 04/27/2017	B1	987,500	968,861
Attachmate Corp., Senior Secured Second Lien Term Loan, 9.500%, 10/27/2017	B1	3,000,000	2,865,000
Datatel, Inc., Senior Secured First Lien Term B Loan, L + 5.000%, 06/05/2018(b)	Ba3	3,200,000	3,205,008
Datatel, Inc., Senior Secured First Lien Term Loan, 5.000%, 02/20/2017	Caa2	1,351,518	1,353,376
Datatel, Inc., Senior Secured Second Lien Extended Term Loan, 8.750%, 02/19/2018	Caa1	2,260,870	2,263,696
Hyland Software, Inc., Senior Secured First Lien Term Loan, 5.750%, 12/19/2016	B2	3,027,512	2,997,237

30	www blackstone-gso com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

High Tech Industries (continued)
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured Second Lien Term Loan, 10.579%, 06/11/2018	Caa1	$3,000,000	$2,977,500
Open Link International, Inc., Senior Secured First Lien Initial Term Loan, 7.750%, 10/30/2017	B2	1,463,415	1,468,902
Presidio, Inc., Senior Secured First Lien Term B Loan, 7.250%, 03/31/2017	Ba3	4,933,333	4,908,667
Shield Finance Co. S.A.R.L. (aka Sophos plc), Senior Secured Incremental First Lien Term B-2 Loan, 7.627%, 06/15/2016	B2	1,243,750	1,243,750
SRA International, Inc., Senior Secured First Lien Term Loan, 6.500%, 07/20/2018	B1	2,050,898	1,941,524

			26,193,521

Hotels, Gaming and Leisure - 1.62%
Kasima LLC (DCIP), Senior Secured First Lien Incremental Term Loan, 5.000%, 03/31/2017	Baa1	1,878,750	1,869,356
Mood Media Corp., Senior Secured Second Lien Term Loan, 10.250%, 11/06/2018	Ba3	2,000,000	1,852,500

			3,721,856

Media Advertising, Printing and Publishing - 3.32%
InfoGroup, Inc., Senior Secured First Lien Term B Loan, 5.750%, 05/28/2018	B1	2,114,122	1,944,993
Playboy Enterprises, Inc., Senior Secured First Lien Term B Loan, 8.250%, 03/06/2017	B2	2,631,200	2,525,952

Annual Report | December 31, 2011	31

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Media Advertising, Printing and Publishing (continued)
RBS Holding Co. LLC, Senior Secured First Lien Term B Loan, 6.500%, 03/23/2017	B1	$3,970,000	$3,156,150

			7,627,095

Media Broadcasting and Subscription - 3.01%
Barrington Broadcasting Group LLC, Senior Secured Tranche 2 First Lien Term Loan, 7.500%, 06/14/2017	B2	1,250,000	1,246,875
Entercom Radio LLC, Senior Secured First Lien Term B Loan, 6.269%, 11/23/2018	B2	722,892	722,891
Hubbard Radio LLC, Senior Secured Second Lien Term Loan, 8.750%, 04/30/2018	Caa1	2,285,714	2,274,286
Summit Entertainment LLC, Senior Secured First Lien Term Loan, 7.500%, 09/07/2016	B1	2,704,614	2,677,568

			6,921,620

Retail - 5.89%
Academy, Ltd., Senior Secured First Lien Initial Term Loan, 6.000%, 08/03/2018	B2	2,500,000	2,480,550
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Secured First Lien Term Loan, 4.750%, 03/07/2018	B1	1,000,000	941,785
Lord & Taylor LLC, Senior Secured First Lien Term B Loan, L + 4.500%, 12/21/2018(b)	B1	641,026	640,224
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	B3	1,994,962	1,930,126
Sprouts Farmers Market LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 04/18/2018	B2	4,300,833	4,189,743

32	www blackstone-gso com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Retail (continued)
The Gymboree Corp., Senior Secured First Lien Term Loan, 5.000%, 02/23/2018	B1	$1,566,342	$1,398,547
Toys “R” Us, Inc., Senior Secured First Lien Initial Term Loan, 6.000%, 09/01/2016	B1	1,979,950	1,958,230

			13,539,205

Services - Business - 3.67%
Advantage Sales and Marketing, Inc., Senior Secured First Lien Term Loan, 5.250%, 12/18/2017	B1	1,980,000	1,955,250
Scitor Corp., Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	B2	1,138,500	1,092,960
Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term B-1 Loan, 5.000%, 12/31/2016	B2	1,413,645	1,388,906
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Delayed Draw Term Loan, 1.500%, 07/28/2017	Ba3	203,750	201,916
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Term B Loan, 6.000%, 07/26/2017	Ba3	1,043,634	1,034,242
Web.com Group, Inc., Senior Secured First Lien Term Loan, 7.000%, 10/27/2017	B1	3,000,000	2,763,750

			8,437,024

Services - Consumer - 1.66%
IL Fornaio Corp., Senior Secured First Lien Term Loan, 6.500%, 06/10/2017	B1	1,240,625	1,236,488

Annual Report | December 31, 2011	33

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Services - Consumer (continued)
N.E.W. Holdings I LLC, Senior Secured First Lien Term Loan, 6.000%, 03/23/2016	Ba3	$2,772,370	$2,571,373

			3,807,861

Telecommunications - 6.46%
Alaska Communications Systems Holdings, Inc., Senior Secured First Lien Term Loan, 5.500%, 10/21/2016	Ba3	2,970,000	2,776,950
Avaya, Inc., Senior Secured B-3 Extended First Lien Term Loan, 5.006%, 10/26/2017	B1	2,968,784	2,712,727
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term Loan, 6.750%, 11/30/2016	B2	1,909,286	1,911,672
Sorenson Communications, Inc., Senior Secured First LienTranche C Term Loan, 6.000%, 08/16/2013	B1	4,619,605	4,472,101
Syniverse Holdings, Inc. (aka Buccaneer Merger Sub, Inc.), Senior Secured First Lien Term Loan, 5.250%, 12/21/2017	B1	2,960,050	2,964,993

			14,838,443

Transportation Cargo - 0.77%
Swift Trans Co. (aka Saint Acquistion Corp.), Senior Secured First Lien Term Loan, 6.000%, 12/21/2016	B1	1,775,748	1,778,341

Transportation Consumer - 0.49%
Avis Budget Car Rental LLC, Senior Secured First Lien Term B Loan, 6.250%, 09/22/2018	Ba1	1,111,111	1,119,794

34	www blackstone-gso com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Utilities Electric - 0.28%
Texas Competitive Electric Holdings Co. (aka TXU), Senior Secured Extended First Lien Term B Loan, 4.776%, 10/10/2017	B2	$1,000,000	$635,715

Wholesale - 0.73%
CDW Corp., Senior Secured First Lien Extended Term Loan, 4.000%, 07/15/2017	B2	1,763,229	1,676,178

TOTAL FLOATING RATE LOAN INTERESTS (Cost $182,927,025)			178,241,623

CORPORATE BONDS - 35.38%
Automotive - 1.91%
Allison Transmission, Inc., Senior Unsecured Bond, 7.125%, 05/15/2019(c)	Caa1	2,300,000	2,265,500
Cooper-Standard Automotive, Inc., Senior Secured Bond, 8.500%, 05/01/2018	B2	1,000,000	1,051,250
Tenneco, Inc., Senior Unsecured Bond, 7.750%, 08/15/2018(d)	B2	1,000,000	1,065,000

			4,381,750

Banking, Finance, Insurance and Real Estate - 0.76%
Realogy Corp., Senior Secured Bond, 7.875%, 02/15/2019(c)(d)	Caa1	2,000,000	1,750,000

Beverage, Food and Tobacco -1.18%
Del Monte Corp., Senior Unsecured Bond, 7.625%, 02/15/2019(d)	B3	2,330,000	2,248,450

Annual Report | December 31, 2011	35

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Beverage, Food and Tobacco (continued)
HOA Restaurant Group LLC (aka Hooters Restaurant), Senior Secured Bond, 11.250%, 04/01/2017(c)(d)	B3	$500,000	$468,750

			2,717,200

Chemicals, Plastics and Rubber - 0.67%
Vertellus Specialties, Inc., Senior Secured Bond, 9.375%, 10/01/2015(c)	B1	2,000,000	1,540,000

Consumer Goods Durable - 0.27%
Reynolds Group Issuer, Inc., Senior Unsecured Bond, 8.250%, 02/15/2021(c)(d)	Caa1	700,000	623,000

Energy, Oil and Gas - 3.50%
Alta Mesa Holdings LP, Senior Unsecured Bond, 9.625%, 10/15/2018	B3	2,000,000	1,950,000
Calumet Specialty Products Partners LP, Senior Unsecured Bond, 9.375%, 05/01/2018(c)	B3	1,800,000	1,755,000
Connacher Oil and Gas, Ltd., Senior Secured Bond, 8.500%, 08/01/2019(c)	Caa2	1,400,000	1,274,000
Crestwood Midstream Partners LP, Senior Unsecured Bond, 7.750%, 04/01/2019(c)(d)	B3	2,000,000	1,955,000
United Refining Co., Senior Secured Bond, 10.500%, 02/28/2018	B3	1,185,000	1,113,900

			8,047,900

Environmental Industries - 1.15%
Covanta Holding Corp., Senior Unsecured Bond, 7.250%, 12/01/2020	Ba3	1,000,000	1,055,874

36	www blackstone-gso com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Environmental Industries (continued)
WCA Waste Corp., Senior Unsecured Bond, 7.500%, 06/15/2019(c)	B3	$1,570,000	$1,593,550

			2,649,424

Healthcare and Pharmaceuticals - 2.63%
Accellent, Inc., Senior Subordinated Bond, 10.000%, 11/01/2017	Caa2	2,000,000	1,630,000
CHS/Community Health Systems, Inc., Senior Unsecured Bond, 8.875%, 07/15/2015(d)	B3	1,205,000	1,247,175
Health Management Associates, Inc., Senior Unsecured Bond, 7.375%, 01/15/2020(c)(d)	B3	1,100,000	1,146,750
Kindred Healthcare, Inc., Senior Unsecured Bond, 8.250%, 06/01/2019(d)	B3	2,400,000	2,028,000

			6,051,925

High Tech Industries - 1.19%
Allen Systems Group, Inc., Senior Secured Bond, 10.500%, 11/15/2016(c)	B3	2,000,000	1,750,000
Sanmina-SCI Corp., Senior Unsecured Bond, 7.000%, 05/15/2019(c)	B1	1,000,000	980,000

			2,730,000

Hotels, Gaming and Leisure - 1.13%
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(c)	B2	2,600,000	2,593,500

Media Broadcasting and Subscription - 2.31%
Entercom Radio LLC, Senior Secured Bond, 10.500%, 12/01/2019(c)	Caa1	2,300,000	2,311,500

Annual Report | December 31, 2011	37

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Media Broadcasting and Subscription (continued)
National CineMedia LLC, Senior Unsecured Bond, 7.875%, 07/15/2021(d)	B2	$3,000,000	$2,988,750

			5,300,250

Media Diversified and Production - 3.07%
Allbritton Communications Co., Senior Unsecured Bond, 8.000%, 05/15/2018	B2	2,000,000	1,995,000
Cambium Learning Group, Inc., Senior Secured Bond, 9.750%, 02/15/2017(d)	B2	3,000,000	2,925,000
Cequel Communications LLC, Senior Unsecured Bond, 8.625%, 11/15/2017(c)	B3	1,000,000	1,065,000
Mediacom Broadband Group (aka MCC Iowa), Senior Unsecured Bond, 9.125%, 08/15/2019	B3	1,000,000	1,066,250

			7,051,250

Metals and Mining - 0.32%
Peabody Energy Corp., Senior Unsecured Bond, 6.250%, 11/15/2021(c)(d)	Ba1	700,000	728,000

Retail - 4.53%
Burlington Coat Factory Warehouse Corp., Senior Unsecured Bond, Series WI, 10.000%, 02/15/2019(d)	Caa1	2,000,000	1,965,000
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Unsecured Bond, 8.125%, 03/01/2019(d)	Caa1	2,800,000	2,688,000
Michaels Stores, Inc., Senior Unsecured Bond, 7.750%, 11/01/2018(d)	Caa1	2,000,000	2,030,000
Spencer Spirit Holdings, Inc., Senior Secured Bond, 11.000%, 05/01/2017(c)	B2	2,000,000	1,970,000

38	www blackstone-gso com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Retail (continued)
The Gymboree Corp., Senior Unsecured Bond, 9.125%, 12/01/2018(d)	Caa1	$2,000,000	$1,760,000

			10,413,000

Services - Business - 3.10%
Emergency Medical Services Corp. (aka CDRT Merger Sub), Senior Unsecured Bond, 8.125%, 06/01/2019(d)	Caa1	3,000,000	3,007,500
RSC Equipment Rental, Inc., Senior Unsecured Bond, 8.250%, 02/01/2021	Caa1	2,000,000	2,035,000
The Hertz Corp., Senior Unsecured Bond, 7.500%, 10/15/2018(d)	B2	1,000,000	1,050,000
7.375%, 01/15/2021(d)	B2	1,000,000	1,021,250

			7,113,750

Telecommunications - 5.25%
Avaya, Inc., Senior Secured Bond, 7.000%, 04/01/2019(c)(d)	B1	2,450,000	2,388,750
Cincinnati Bell, Inc. (aka Broadwing, Inc.), Senior Unsecured Bond, 8.375%, 10/15/2020(d)	B1	2,000,000	2,000,000
EH Holding Corp., Senior Unsecured Bond, 7.625%, 06/15/2021(c)	B3	1,530,000	1,614,150
MetroPCS Wireless, Inc., Senior Unsecured Bond, 7.875%, 09/01/2018	B2	3,000,000	3,056,250
Windstream Corp., Senior Unsecured Bond, 7.500%, 06/01/2022(c)	Ba3	3,000,000	3,000,000

			12,059,150

Annual Report | December 31, 2011	39

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	December 31, 2011

	Moody’s Rating	Principal Amount	Market Value

Transportation Consumer - 0.90%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., Senior Unsecured Bond, 9.625%, 03/15/2018(d)	B2	$2,000,000	$2,080,000

Utilities Electric - 1.51%
NRG Energy, Inc., Senior Unsecured Bond, 7.625%, 05/15/2019(c)(d)	B1	2,000,000	1,970,000
8.500%, 06/15/2019(d)	B1	500,000	510,000
7.875%, 05/15/2021(c)	B1	1,000,000	980,000

			3,460,000

TOTAL CORPORATE BONDS (Cost $83,258,017)			81,290,099

Total Investments - 112.97% (Cost $266,185,042)			259,531,722

Liabilities in Excess of Other Assets - (12.97)%			(29,799,554)

Net Assets - 100.00%			$229,732,168

Amounts above are shown as a percentage of net assets as of December 31, 2011.

(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of December 31, 2011. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $35,722,450, which represents approximately 15.55% of net assets as of December 31, 2011.

(d)

Security, or portion of security is currently on loan. Total market value of securities on loan amounts to $32,249,755 as of December 31, 2011. Total value of BGX’s obligation to return securities lending collateral was $32,754,074 as of December 31, 2011.

See Notes to Financial Statements.

40	www blackstone-gso com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	December 31, 2011

CREDIT DEFAULT SWAP CONTRACTS

Index/ Tranches	Counterparty	Buy/Sell Credit Protection(a)	Fixed Deal Receive/ (Pay) Rate	Maturity Date	Notional Amount (millions)b)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX HY
CDSI SI7
5-Year	JPMorgan	Sell	5.00%	12/20/16	$3.96	$ 277,831	$326,700	$48,869

						$ 277,831	$326,700	$48,869

CDX HY
CDSI SI7
5-Year	JPMorgan	Buy	(5.00)%	12/20/16	$3.96	$(277,831)	$(324,225)	$(46,394)

						$(277,831)	$(324,225)	$(46,394)

(a)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(b)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Annual Report | December 31, 2011	41

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	December 31, 2011

TOTAL RETURN SWAP CONTRACTS (a)(b)

Reference Obligation	Counterparty	Rate Received by the Fund		Termination Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
BJ’s Wholesale Club,Inc.	JPMorgan	L+ 5.750%	(c)	09/28/2018	$2,000,000	$1,240
Digitalglobe, Inc.	JPMorgan	5.750%		10/07/2018	2,000,000	21,670
TASC,Inc.	JPMorgan	4.500%		12/31/2015	1,611,252	5,366
Webcom Group,Inc.	JPMorgan	7.000%		10/27/2017	1,000,000	30,000

						$58,276

Allen Systems Group,Inc.	JPMorgan	6.500%		11/21/2015	$961,104	$(2,403)
Baker Corp. International, Inc.	JPMorgan	5.000%		06/01/2018	2,000,000	(14,000)
Blackboard, Inc.	JPMorgan	7.500%		10/04/2018	1,000,000	(16,870)
Chinos Acquisition Corp.(aka J.Crew Group,Inc.)	JPMorgan	3.944%		03/07/2018	995,000	(50,461)
Del Monte Corp.	JPMorgan	4.500%		03/08/2018	995,000	(49,750)
Drumm Investors LLC (aka Golden Living)	JPMorgan	5.000%		05/04/2018	4,974,403	(562,108)
Emergency Medical Services Corp. (aka AMR/EMCare)	JPMorgan	5.250%		05/25/2018	2,431,625	(45,593)
Equipower Resources Holdings LLC	JPMorgan	5.750%		01/26/2018	1,927,312	(110,820)
Frac Tech International LLC	JPMorgan	6.250%		05/06/2016	1,732,974	(2,955)
Getty Images, Inc.	JPMorgan	5.250%		11/03/2016	1,500,000	(6,255)

42	www blackstone-gso com

Blackstone / GSO Long-Short Credit Income Fund
Portfolio of Investments	December 31, 2011

TOTAL RETURN SWAP CONTRACTS (a)(b)

Reference Obligation	Counterparty	Rate Received by the Fund	Termination Date	Notional Amount	Unrealized Depreciation
Interactive Data Corp.	JPMorgan	4.500%	02/12/2018	$1,985,000	$(36,861)

iPayment, Inc.	JPMorgan	5.750%	05/08/2017	1,922,667	(11,219)
Mediacom Broadband Group (aka MCC Iowa)	JPMorgan	4.500%	10/23/2017	1,984,887	(64,499)
Mood Media Corp.	JPMorgan	7.000%	05/07/2018	2,194,853	(129,859)
Revlon Consumer Products Corp.	JPMorgan	4.750%	11/19/2017	997,494	(11,401)
The Gymboree Corp.	JPMorgan	5.000%	02/11/2018	1,984,962	(210,158)
Verint Systems, Inc.	JPMorgan	4.500%	10/26/2017	1,635,616	(4,089)

					$(1,329,301)

(a)	The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation.
(b)	The floating short-term rate paid by the Fund at December 31, 2011, was 1.458% (1 week LIBOR +1.25%).
(c)

All or a portion of this position has not settled as of December 31, 2011. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

All Reference Obligations shown above for Total Return Swap Contracts are floating rate secured bank loans.

See Notes to Financial Statements.

Annual Report | December 31, 2011	43

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Statements of Assets and Liabilities	December 31, 2011

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund
ASSETS:
Investments, at value (Cost $419,949,270 and $266,185,042, respectively) (including securities on loan)(a)	$414,796,065	$259,531,722
Cash	24,152,381	4,777,326
Unrealized appreciation on swap contracts	0	107,145
Swap premiums paid	0	324,225
Receivable for investment securities sold	8,663,503	4,831,826
Interest receivable	2,041,735	2,965,977
Receivable for dividend reinvest	53,197	0
Deferred financing costs (Note 9)	2,417,937	0
Deposit held with broker for swap contracts	0	10,950,000
Prepaid expenses and other assets	92,976	82,400
Total Assets	452,217,794	283,570,621

LIABILITIES:
Swap payments received	0	326,700
Payable for investment securities purchased	19,017,366	18,864,165
Senior secured notes (Note 9)	96,000,000	0
Interest due on senior secured notes (Note 9)	176,901	0
Collateral for securities on loan (Note 8)	0	32,754,074
Unrealized depreciation on swap contracts	0	1,375,695
Swap contracts interest payable	0	55,419
Distributions payable to common shareholders	2,578,253	0
Accrued investment advisory fee payable	365,568	232,497
Accrued trustees’ fees payable	29,890	23,890
Other payables and accrued expenses	633,289	206,013
Total Liabilities	118,801,267	53,838,453
	333,416,527	229,732,168

TERM PREFERRED SHARES: (NOTE 9)
Term Preferred Shares, plus distributions payable on preferred shares ($1,000 liquidation value per share, 48,000 shares issued and outstanding)	48,118,317	N/A
Total Term Preferred Shares	48,118,317	N/A
Net Assets Applicable to Common Shareholders	$285,298,210	$229,732,168

44	www blackstone-gso com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Statements of Assets and Liabilities	December 31, 2011

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund
COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$289,071,375	$238,897,376
Undistributed/(Overdistributed) net investment income	356,057	815,948
Accumulated net realized gain/(loss) on investments, swap contracts and foreign currency transactions	1,023,983	(2,059,286)
Net unrealized depreciation on investment securities and swap contracts	(5,153,205)	(7,921,870)
Net Assets Applicable to Common Shareholders	$285,298,210	$229,732,168

Common shares outstanding (unlimited shares authorized, par value $0.001 per share)	15,166,193	12,694,664
Net asset value per common share	$18.81	$18.10

(a)	Securities on loan with values of $0 and $32,249,755, respectively. See Note 9.

See Notes to Financial Statements.

Annual Report | December 31, 2011	45

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Statements of Operations	For the Year Ended December 31, 2011

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund(a)
INVESTMENT INCOME:
Interest	$27,101,885	$14,061,965
Facility and other fees	1,388,556	617,070
Total Investment Income	28,490,441	14,679,035

EXPENSES:
Investment advisory fee	4,376,081	2,597,203
Fund accounting and administration fees	656,412	389,580
Insurance expense	244,215	145,613
Legal and audit fees	225,300	188,366
Custodian fees	146,883	254,199
Trustees’ fees and expenses	88,500	95,000
Printing expense	41,184	16,783
Transfer agent fees	23,637	17,219
Securities lending agent fees	0	68,162
Interest on senior secured notes	1,815,517	0
Amortization of deferred financing costs (Note 9)	446,406	0
Other expenses	127,700	88,693
Total Expenses	8,191,835	3,860,818
Net Investment Income	20,298,606	10,818,217

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	1,933,955	(1,955,394)
Swap contracts	0	718,003
Foreign currency transactions	0	(148,444)
Change in unrealized appreciation/(depreciation) on:
Investment securities	(12,482,505)	(6,653,320)
Swap contracts	0	(1,268,550)
Net Realized and Unrealized Loss on Investments	(10,548,550)	(9,307,705)

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income	(1,248,425)	N/A
Total Distributions to Preferred Shareholders	(1,248,425)	N/A
Net Increase in Net Assets Attributable to Common Shares from Operations	$8,501,631	$1,510,512

(a)	For the period January 27, 2011 (Commencement of Operations) to December 31, 2011.

    See Notes to Financial Statements.

46	www blackstone-gso com

Blackstone / GSO Senior Floating Rate Term Fund
Statements of Changes in Net Assets

	For the Year Ended December 31, 2011	For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010
FROM OPERATIONS:
Net investment income	$20,298,606	$9,363,024
Net realized gain on investment securities	1,933,955	2,434,110
Change in unrealized appreciation/(depreciation) on investment securities	(12,482,505)	7,329,300
Distributions to preferred shareholders: From net investment income	(1,248,425	(497,178)
Net Increase in Net Assets Attributable to Common Shares from Operations	8,501,631	18,629,256

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(18,694,124)	(9,989,782)
From net realized gains	(2,220,146)	–
Net Decrease in Net Assets from Distributions to Common Shareholders	(20,914,270)	(9,989,782)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares (net of offering costs of $0 and $605,200, respectively)	0	288,377,800
Net asset value of common shares issued to stockholders from reinvestment of dividends	505,215	88,360
Net Increase from Capital Share Transactions	505,215	288,466,160
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(11,907,424)	297,105,634

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	297,205,634	100,000
End of period(a)	$285,298,210	$297,205,634

(a) Including undistributed net investment income of:	$356,057	$0

    See Notes to Financial Statements.

Annual Report | December 31, 2011	47

Blackstone / GSO Long-Short Credit Income Fund
Statements of Changes in Net Assets

For the Period January 27, 2011 (Commencement of Operations) to December 31, 2011
FROM OPERATIONS:
Net investment income	$10,818,217
Net realized loss on investment securities, swap contracts and foreign currency transactions	(1,385,835)
Change in unrealized loss on investment securities and swap contracts	(7,921,870)
Net Increase in Net Assets Attributable to Common Shares from Operations	1,510,512

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(10,675,720)
From return of capital	(2,993,822)
Net Decrease in Net Assets from Distributions to Common Shareholders	(13,669,542)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares (net of offering costs of $505,208)	240,731,612
Net asset value of common shares issued to stockholders from reinvestment of dividends	1,059,586
Net Increase from Capital Share Transactions	241,791,198
Net Increase in Net Assets Attributable to Common Shares	229,632,168

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	100,000
End of period(a)	$229,732,168

(a) Including undistributed net investment income of:	$815,948

See Notes to Financial Statements.

48	www blackstone-gso com

Blackstone / GSO Senior Floating Rate Term Fund
Statement of Cash Flows	For the Year Ended December 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations excluding distributions to preferred shareholders	$9,750,056
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Net realized gain on investment securities	(1,933,955)
Net change in unrealized depreciation on investment securities	12,482,505
Premium amortization	11,598
Discount accretion	(5,346)
Amortization of deferred financing costs	446,406
Decrease in interest receivable	595,946
Decrease in prepaid expenses and other assets	40,428
Increase in interest due on senior secured notes	19,381
Decrease in accrued investment advisory fees payable	(372,530)
Increase in accrued trustee’ fees payable	5,154
Increase in other payables and accrued expenses	24,797
Purchases of long-term investment securities	(406,308,397)
Proceeds from disposition of long-term investment securities	395,407,676
Net proceeds from sale of short-term securities	34,732,199
Net cash provided by operating activities	44,895,918

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions paid - common shareholders-net	(19,504,802)
Distributions paid - term preferred shares-net	(1,238,735)
Net cash used in financing activities	(20,743,537)

Net Increase in Cash	$24,152,381
Cash beginning of period	0
Cash end of period	$24,152,381

Supplemental disclosure of cash flow information:
Cash paid for interest on senior secured notes	$1,796,136

Supplemental schedule of non-cash financing activities:
Common shares issued in reinvestment of distributions to common shareholders	$505,215

  See Notes to Financial Statements.

Annual Report | December 31, 2011	49

Blackstone / GSO Long-Short Credit Income Fund
Statement of Cash Flows	For the Period January 27, 2011 (Commencement of Operations) to December 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$1,510,512
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Net realized loss on investment securities	1,955,394
Net realized gain on swap contracts	(718,003)
Net change in unrealized depreciation on investment securities	6,653,320
Net change in unrealized depreciation on swap contracts	1,268,550
Premium amortization	68,365
Discount accretion	(43,634)
Increase in receivable from swap contract premiums	(324,225)
Increase in interest receivable	(2,965,977)
Increase in deposit held with broker for swap contracts	(10,950,000)
Increase in prepaid expenses and other assets	(82,400)
Increase in payable for swap contracts payments	326,700
Increase in swap contracts interest payable	55,419
Increase in accrued investment advisory fees payable	232,497
Increase in accrued trustee’ fees payable	23,890
Increase in other payable and accrued expenses	206,013
Purchases of long-term investment securities	(487,090,054)
Proceeds from disposition of long-term investment securities	232,957,226
Net payments on swap contracts	718,003
Net cash used in operating activities	(256,198,404)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of common shares	241,236,820
Offering costs paid for sale of common shares	(505,208)
Distributions paid – common shareholders -net	(12,609,956)
Proceeds from securities on loan	32,754,074
Net cash provided by financing activities	260,875,730

Net Increase in Cash	$4,677,326
Cash beginning of period	100,000
Cash end of period	$4,777,326

Supplemental disclosure of cash flow information:
Cash paid for interest on securities lending	$68,162

Supplemental schedule of non-cash financing activities:
Common shares issued in reinvestment of distributions to common shareholders	$1,059,586

 See Notes to Financial Statements.

50	www blackstone-gso com

Blackstone / GSO Senior Floating Rate Term Fund
Financial Highlights	For a Share Outstanding Throughout the Period Indicated

	For the Year Ended December 31, 2011	For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$19.63	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.34	0.62
Net realized and unrealized gain/(loss) on investments	(0.70)	0.64
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(a)	(0.08)	(0.03)
Total Income from Investment Operations	0.56	1.23

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.23)	(0.66)
From net realized gains	(0.15)	–
Total Distributions to Common Shareholders	(1.38)	(0.66)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–	(0.04)
Total Capital Share Transactions	–	(0.04)

Net asset value per common share - end of period	$18.81	$19.63

Market price per common share - end of period	$18.36	$19.96

Total Investment Return - Net Asset Value(b)	3.05%	6.37%
Total Investment Return - Market Price(b)	(1.08%)	3.29%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$285,298	$297,206
Ratio of expenses to average net assets attributable to common shares(c)	2.79%	2.41%	(d)
Ratio of net investment income to average net assets attributable to common shares(c)	6.91%	5.37%	(d)
Ratio of expenses to average managed assets(c)(e)	1.87%	1.83%	(d)
Portfolio turnover rate	94%	55%

Annual Report | December 31, 2011	51

Blackstone / GSO Senior Floating Rate Term Fund
Financial Highlights

	For the Year Ended December 31, 2011	For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010

TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Term Preferred Shares (000s)	$48,118	$48,109
Total shares outstanding (000s)	48	48
Asset coverage per share(f)	$6,946	$7,194
Liquidation preference per share	$1,000	$1,000

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$96,000	$96,000
Average borrowings outstanding during the period (000s)	$96,000	$61,527
Asset coverage, end of period per $1,000	$3,972	$4,096

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized for periods of less than one year.

(c)	Ratios do not reflect dividend payments to preferred shareholders.
(d)	Annualized.
(e)	Average managed assets represent net assets applicable to common shares plus liquidation value of Term Preferred Shares and principal value of senior secured notes payable.
(f)	Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares) from the Fund’s total assets and dividing by the number of Term Preferred Shares outstanding.

  See Notes to Financial Statements.

52	www blackstone-gso com

Blackstone / GSO Long-Short Credit Income Fund
Financial Highlights	For a Share Outstanding Throughout the Period Indicated

For the Period January 27, 2011 (Commencement of Operations) to December 31, 2011
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.86
Net realized and unrealized loss on investments	(0.74)
Total Income from Investment Operations	0.12

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.84)
From return of capital	(0.24)
Total Distributions to Common Shareholders	(1.08)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	(0.04)
Total Capital Share Transactions	(0.04)

Net asset value per common share - end of period	$18.10

Market price per common share - end of period	$17.06

Total Investment Return - Net Asset Value(b)	0.56%
Total Investment Return - Market Price(b)	(9.48%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$229,732
Ratio of expenses to average net assets attributable to common shares	1.78% (c)
Ratio of net investment income to average net assets attributable to common shares	5.00% (c)
Portfolio turnover rate	104%

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Annualized.

See Notes to Financial Statements.

Annual Report | December 31, 2011	53

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes To Financial Statements

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (“BSL”) is a non-diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL will dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act) may extend the life of BSL. If approved, the dissolution date of BSL may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of BSL may be extended an unlimited number of times.

Blackstone / GSO Long-Short Credit Income Fund (“BGX” and together with BSL, the “Funds”) is a non-diversified closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s assets will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s long positions in loans and fixed-income instruments will typically be rated below investment grade at the time of purchase. BGX’s long positions, either directly or through the use of derivatives, may total up to 130% of BGX’s net assets. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of BGX’s net assets.

Senior Loans and Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

54	www blackstone-gso com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes To Financial Statements

The Funds are both classified as “non-diversified” under the 1940 Act. As a result, each can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of their financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material.

Portfolio Valuation: The Funds’ net asset value (“NAV”) will be determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Funds calculate NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of each Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Funds.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid prices from one or more brokers or dealers. Corporate bonds, other than short-term investments, are valued at the price provided by an nationally recognized pricing service. The prices provided by the nationally recognized service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Total return swaps are marked to market daily using prices of the underlying floating rate loans, which are then applied to the corresponding swap. Prices for the underlying floating rate loans are provided by the same nationally recognized loan pricing service. Credit default swaps are marked to market daily using quotations from pricing services, which are derived using daily swap curves and models that incorporate a number of factors such as the value of the underlying index. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by management under procedures established by, and under the general supervision and responsibility of, the Funds’ Board of Trustees.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Annual Report | December 31, 2011	55

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes To Financial Statements

Level 1 —	Unadjusted quoted prices in active markets for identical investments at the measurement date.
Level 2 —	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the period ended December 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Funds’ investments:

Blackstone / GSO Senior Floating Rate Term Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Energy, Oil and Gas	$–	$13,378,881	$3,218,158	$16,597,039
High Tech Industries	–	39,539,397	4,618,458	44,157,855
Hotels, Gaming and Leisure	–	4,266,433	1,934,767	6,201,200
Media Advertising, Printing and Publishing	–	10,000,323	2,367,112	12,367,435
Telecommunications	–	19,489,170	3,186,120	22,675,290
Other	–	292,839,221	–	292,839,221
Corporate Bonds	–	19,958,025	–	19,958,025
Total	$–	$399,471,450	$15,324,615	$414,796,065

Investments in Securities	Balance as of December 31, 2010	Accrued discount/ premium	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of December 31, 2011	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments still held at December 31, 2011
Floating Rate
Loan Interests	–	–	4,679	(510,702)	9,426,360	6,404,278	15,324,615	(634,494)
TOTAL	$–	$–	$4,679	$(510,702)	$9,426,360	$6,404,278	$15,324,615	$(634,494)

56	www blackstone-gso com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes To Financial Statements

Blackstone / GSO Long-Short Credit Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Consumer Goods Durable	$–	$6,557,032	$1,940,000	$8,497,032
High Tech Industries	–	20,041,104	6,152,417	26,193,521
Hotels, Gaming and Leisure	–	1,852,500	1,869,356	3,721,856
Media Advertising, Printing and Publishing	–	4,470,945	3,156,150	7,627,095
Telecommunications	–	12,926,771	1,911,672	14,838,443
Other	–	117,363,676	–	117,363,676
Corporate Bonds	–	81,290,099	–	81,290,099
Total	$–	$244,502,127	$15,029,595	$259,531,722

Other Financial Instruments**
Assets
Credit Default Swap Contracts	$–	$48,869	$–	$48,869
Total Return Swap Contracts	–	58,276	–	58,276
Liabilities
Credit Default Swap Contracts	–	(46,394)	–	(46,394)
Total Return Swap Contracts	–	(1,329,301)	–	(1,329,301)
Total	$–	$(1,268,550)	$–	$(1,268,550)

Investments in Securities	Balance as of December 31, 2010	Accrued discount/ premium	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of December 31, 2011	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments still held at December 31, 2011
Floating Rate
Loan Interests	–	–	33,418	(826,595)	15,822,772	–	15,029,595	(826,595)
TOTAL	$–	$–	$33,418	$(826,595)	$15,822,772	$–	$15,029,595	$(826,595)

There were no significant transfers between Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

*For detailed descriptions of classifications, see the accompanying Portfolio of Investments.

**Other financial instruments are derivative instruments not reflected in the Portfolio of Investments.

Recent Accounting Pronouncements: In April 2011, the FASB issued Accounting Standards Update (ASU) No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.” The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. The ASU is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Funds’ financial statements.

Annual Report | December 31, 2011	57

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes To Financial Statements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Funds’ financial statements.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned. All of these fees are shown on the Statement of Operations under Facility and other fees.

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of their earnings to their shareholders. While no federal income or excise tax provision is required, for BSL it is anticipated that an excise tax liability for 2011 of approximately $24,000 will be paid in 2012. No federal income or excise tax provision is required for BGX.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

Management has concluded that the Funds have not taken any uncertain tax positions that require adjustment to the financial statements. The statute of limitations on BSL’s federal and state tax filings remains open for the fiscal year ended December 31, 2011, and the fiscal period ended December 31, 2010. The statute of limitations on BGX’s federal and state tax filings remains open for the fiscal period ended December 31, 2011. Both of the Funds will file income tax returns in the U.S. federal jurisdiction and New York.

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income after the payment of dividends and interest, if any, owed with respect to outstanding preferred shares

58	www blackstone-gso com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes To Financial Statements

and/or borrowings. The Funds intend to pay any capital gains distributions at least annually. If BSL realizes a long-term capital gain, it will be required to allocate such gain between the common shares and term preferred shares issued by BSL in proportion to the total dividends paid to each class for the year in which the income is realized.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds. GSO is a wholly- owned subsidiary of The Blackstone Group L.P. (collectively with its affiliates, “Blackstone”).

For BSL, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of the BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“BSL Managed Assets”). For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities including accrued expenses or dividends).

Each Fund pays every Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS (as defined below), a fee of $12,000 per annum, plus $1,500 per joint meeting of the Board of Trustees. In addition, the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive $2,500 per annum. In addition, for each joint meeting of a committee of the Board of Trustees that does not occur on a regular meeting or special meeting of the Funds, the Funds will each pay every committee member $1,000 for each such committee meeting attended. The Funds will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Funds. For BSL, ALPS receives a monthly fee at the annual rate of 0.15% of the average daily value of BSL’s Managed Assets, subject to a minimum annual fee of $350,000, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee at the annual rate of 0.18% of the average daily value of BGX’s net assets, also subject to a minimum annual fee of $350,000, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

The Bank of New York Mellon serves as BSL’s custodian and JP Morgan Chase serves as BGX’s custodian. Computershare Shareowner Services, LLC, serves as the Funds’ transfer agent. The Bank of New York Mellon, Computershare Shareowner Services, LLC, and JP Morgan Chase are not considered affiliates of the Funds as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the period ended December 31, 2011, excluding temporary short-term investments, were as follows:

	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone / GSO Senior Floating Rate Term Fund	$401,248,478	$397,227,691
Blackstone / GSO Long-Short Credit Income Fund	$505,946,581	$237,789,052

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Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes To Financial Statements

NOTE 5. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone / GSO Senior Floating Rate Term Fund		For the Period
		May 26, 2010
	For the	(Commencement of
	Year Ended	Operations) to
	December 31, 2011	December 31, 2010

Common shares outstanding - beginning of period	15,139,833	5,236
Common shares issued in connection with initial public offering	–	15,130,000
Common shares Issued as reinvestment of dividends	26,360	4,597

Common shares outstanding - end of period	15,166,193	15,139,833

Blackstone / GSO Long-Short Credit Income Fund	For the Period
	January 27, 2011
	(Commencement of
	Operations) to
	December 31, 2011

Common shares outstanding - beginning of period	5,236
Common shares issued in connection with initial public offering	12,630,200
Common shares issued as reinvestment of dividends	59,228

Common shares outstanding - end of period	12,694,664

NOTE 6. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans”. Under normal market conditions, at least 80% of BSL’s Managed Assets will be invested in Senior Loans and 70% of BGX’s managed assets will be invested in Secured Loans. BGX defines its managed assets as net assets plus effective leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“BGX Managed Assets”). At December 31, 2011, 85.42% of BSL’s Managed Assets were held in Senior Loans, and 74.54% of BGX’s Managed Assets were held in Secured Loans.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

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Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes To Financial Statements

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of either Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. At December 31, 2011, BSL and BGX had invested $28,118,006 and $24,777,544, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BSL and BGX typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BSL and BGX, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the risk and valuation committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

BSL and BGX may acquire Loans through assignments or participations. BSL and BGX typically acquire these Loans through assignment, and if either Fund acquires a Loan through participation, will elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BSL or BGX may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BSL or BGX must acquire a Loan through a participation. The Adviser has established a risk and valuation committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution.

Annual Report | December 31, 2011	61

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes To Financial Statements

NOTE 7. TOTAL RETURN AND CREDIT DEFAULT SWAPS

BGX has entered into total return swaps as of December 31, 2011 in an aggregate notional amount equal to $37,379,123. In a total return swap, BGX pays another party a fixed or floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. If the other party to a total return swap defaults, BGX’s risk of loss consists of the net amount of total return payments that BGX is contractually entitled to receive. BGX bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. BGX would typically have to post collateral to cover this potential obligation. BGX may use total return swaps for financing, hedging or investment purposes (see further information in Note 9 – Leverage). For the purposes of Managed Assets, BGX will treat the value of a total return swap as the notional amount of the swap.

BGX entered into credit default swaps during the period ended December 31, 2011. When used for hedging purposes, BGX would be the buyer of a credit default swap contract. In that case, BGX would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced obligation. In return, BGX would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, BGX would have spent the stream of payments and received no benefit from the contract. When BGX is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced obligation. As the seller, BGX would effectively add leverage to its portfolio because, in addition to its total assets, BGX would be subject to investment exposure on the notional amount of the swap.

The periodic swap payments received or made by BGX are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. BGX segregates sufficient assets as collateral to satisfy the current obligation with respect to total return and credit default swaps, and this is reflected as Deposit held with broker for swap contracts on BGX’s Statement of Assets and Liabilities.

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Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes To Financial Statements

The effect of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2011 is as follows:

Blackstone / GSO Long-Short Credit Income Fund
Risk Exposure	Statement of Assets and Liabilities Location	Asset Derivatives Gross Unrealized Appreciation	Liability Derivatives Gross Unrealized Depreciation
Credit Contracts (Credit Default Swap Contracts)	Unrealized appreciation/(depreciation) on swap contracts	$48,869	$(46,394)
Credit Contracts (Total Return Swap Contracts)	Unrealized appreciation/(depreciation) on swap contracts	58,276	(1,329,301)

Total		$107,145	$(1,375,695)

Blackstone / GSO Long-Short Credit Income Fund
Risk Exposure	Statement of Operations Location	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)
Credit Contracts (Credit Default Swap Contracts)	Net realized gain/(loss) on: Swap contracts/ Change in unrealized appreciation/(depreciation) on: Swap contracts	$(3,025)	$2,475
Credit Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on: Swap contracts/ Change in unrealized appreciation/(depreciation) on: Swap contracts	721,028	(1,271,025)

Total		$718,003	$(1,268,550)

NOTE 8. SECURITIES LENDING

BGX may make secured loans of its marginable securities to brokers, dealers and other financial institutions amounting to no more than 30% of its net assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of relatively high credit standing.

Loans of securities are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to BGX, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan.

Annual Report | December 31, 2011	63

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes To Financial Statements

BGX invests the cash collateral received in accordance with its investment objectives, subject to BGX’s agreement with the borrower of the securities. In the case of cash collateral, BGX typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for BGX.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, BGX, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by BGX if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. BGX may also call such loans in order to sell the securities involved. When engaged in securities lending, BGX’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by BGX in permissible investments.

As of December 31, 2011, BGX had securities on loan valued at $32,249,755 and received cash collateral with a value of $32,754,074, representing 14.04% and 14.26% of net assets, respectively.

NOTE 9. LEVERAGE

On August 13, 2010, BSL issued $96 million in aggregate principal amount of senior secured notes and 48,000 term preferred shares with an aggregate liquidation preference of $48 million, both rated “AAA” by Fitch Ratings. The senior secured notes and term preferred shares in combination represent total leverage of approximately 33% of BSL’s Managed Assets. BSL used the proceeds of the offerings to purchase additional assets for BSL’s portfolio. The final maturity date of the senior secured notes and the final redemption date of the term preferred shares is May 31, 2020, which coincides with the scheduled dissolution date of BSL.

Both the senior secured notes and the term preferred shares may be prepaid or redeemed at the option of BSL commencing the second anniversary of issuance. In addition, both the senior secured notes and the term preferred shares are subject to mandatory prepayment or redemption, a) if BSL fails to meet certain overcollateralization tests, b) after the expiration of the BSL’s reinvestment period, which ends on May 31, 2017, c) if the senior secured notes and term preferred shares have not been fully prepaid/redeemed six months prior to the final maturity date (May 31, 2020), or d) if BSL fails to pay dividends on the term preferred shares for six consecutive months. Should either the senior secured notes or the term preferred shares be prepaid/redeemed, either through an optional or mandatory prepayment/redemption, the remainder of the term preferred shares or the senior secured notes shall also become payable/redeemable on a pro-rata basis.

In connection with BSL’s issuance of senior secured notes and term preferred shares, certain costs were incurred by BSL and have been recorded as a deferred asset. These costs are being amortized over the period beginning August 13, 2010 (day of issuance) through May 31, 2017, the date on which mandatory prepayments commence. The deferred asset balance as of December 31, 2011 is shown on BSL’s Statement of Assets and Liabilities under Deferred financing costs. The amount of expense amortized during the year ended December 31, 2011 is shown on BSL’s Statement of Operations under amortization of deferred financing costs.

The average cost of the $144 million aggregate senior secured notes and term preferred shares is 1.78% over 3 month LIBOR. BSL pays quarterly, a floating rate interest of 1.55% over 3 month LIBOR on the senior secured notes and a floating rate dividend of 2.25% over 3 month LIBOR on the term preferred shares.

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Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes To Financial Statements

According to the governing documents for the senior secured notes and term preferred shares, BSL must adhere to certain limitations and restrictions while the leverage is outstanding. These compliance tests are performed by BSL’s custodian, The Bank of New York Mellon Trust Company. These tests are in addition to any requirements outlined in BSL’s registration statement and the 1940 Act. As of December 31, 2011, BSL was in compliance with all required limitations and restrictions related to its leverage.

The holders of the term preferred shares are entitled to one vote per share and will vote with holders of common stock as a single class, except that the term preferred shares will vote separately as a class on certain matters, as required by law or BSL’s Declaration of Trust. The holders of term preferred shares, voting as a separate class, are entitled at all times to elect two Trustees of BSL.

The use of borrowings to leverage the common shares can create risks. Changes in the value of BSL’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares. All costs and expenses related to any form of leverage used by BSL are borne entirely by common shareholders. If there is a net decrease or increase in the value of BSL’s investment portfolio, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if BSL did not utilize leverage. During periods when BSL is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL did not use leverage because the fees paid are calculated on the basis of BSL’s Managed Assets, which includes the assets purchased through leverage.

BGX currently employs leverage through securities lending arrangements (see Note 8 – Securities Lending) and swap arrangements (see Note 7 – Total Return and Credit Default Swaps). All costs and expenses related to any form of leverage used by BGX are borne entirely by holders of common shares. Although certain forms of effective leverage used by BGX, such as leverage incurred in securities lending, total return and credit default swap arrangements, other derivative transactions or short selling, may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for BGX’s leverage limits. BGX’s use of these forms of effective leverage will not exceed 30% of its net assets. As of December 31, 2011, BGX’s effective leverage represented 24.70% of net assets. BGX’s total leverage and short sale exposure, through securities lending, total return and credit default swap arrangements, other derivative transactions or short selling (including the market value of securities BGX is obligated to repay through short sales even in transactions that do not result in leverage), will not exceed 67% of BGX’s net assets.

Leverage creates risk for the common shareholders, including the likelihood of greater volatility of NAV and market price of the common shares, and may affect the return to the common shareholders or result in fluctuations in the dividends paid on the common shares. To the extent total return exceeds the cost of leverage, the Funds’ return will be greater than if leverage had not been used. Conversely, if the total return derived from the use of leverage is less than the cost of leverage, the Funds’ return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain the Funds’ leveraged position if it expects that the benefits to the Funds’ common shareholders of maintaining the leveraged position will outweigh the current reduced return.

NOTE 10. TAX BASIS DISTRIBUTIONS

Ordinary income and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding term preferred shares, these distributions are treated as a tax return of capital. Additionally, to the extent that the

Annual Report | December 31, 2011	65

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes To Financial Statements

amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

As determined on December 31, 2011, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments. The amounts reclassified did not affect net assets. The reclassifications were as follows:

	Increase/(Decrease) Paid-in capital	Increase/(Decrease) Accumulated net investment income/(loss)	Increase/(Decrease) Accumulated net realized gain/(loss)
Blackstone / GSO Senior Floating Rate Term Fund	$0	$0	$0
Blackstone / GSO Long-Short Credit Income Fund	0	673,451	(673,451)

The tax character of distributions paid by the Funds during the fiscal years ended December 31, 2011, and December 31, 2010, were as follows:

Blackstone / GSO Senior Floating Rate Term Fund	2011	2010
Distributions paid from:
Ordinary income	$ 22,162,695	$10,486,960
Total	$ 22,162,695	$10,486,960

Blackstone / GSO Long-Short Credit Income Fund	2011	2010
Distributions paid from:
Ordinary income	$ 10,675,720	N/A
Tax return of capital	2,993,822	N/A
Total	$ 13,669,542	N/A

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Funds had available for federal tax purposes unused capital loss carryforwards, which are available to offset future realized gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward losses are as follows:

	Short Term		Long Term
Blackstone / GSO Senior Floating Rate Term Fund	$	0	$	0
Blackstone / GSO Long-Short Credit Income Fund	2,059,286			0

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Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Notes To Financial Statements

At December 31, 2011, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone /GSO Senior Floating Rate Term Fund	Blackstone /GSO Long- Short Credit Income Fund
Undistributed ordinary income	$1,380,040	$0
Accumulated capital gains/(loss)	0	(2,059,286)
Unrealized appreciation/(depreciation)	(5,153,205)	(7,921,870)
Other Cumulative Effect of Timing Differences	0	815,948
Total	$(3,773,165)	$(9,165,208)

The amount of net unrealized appreciation (depreciation) and the cost of investment securities for tax purposes, including short-term securities at December 31, 2011, were as follows:

	Blackstone /GSO Senior Floating Rate Term Fund	Blackstone /GSO Long- Short Credit Income Fund
Gross appreciation on investments (excess of value over tax cost)	$2,581,387	$1,915,492
Gross depreciation (excess of value over tax cost)	(7,734,592)	(8,568,812)
Net appreciation (depreciation) of foreign currency and derivatives	0	(1,268,550)
Net unrealized appreciation (depreciation)	$(5,153,205)	$(7,921,870)

Cost of investments for income tax purposes	$444,101,651	$266,185,042

NOTE 11. SUBSEQUENT EVENTS

Shareholder Distributions for BSL: On January 13, 2012, and February 29, 2012, BSL paid regularly scheduled distributions in the amount of $0.11 per share to shareholders of record as of December 30, 2011, and February 17, 2012, respectively.

On January 31, 2012, BSL paid a special capital gains distribution of $0.06 per share to shareholders of record as of December 30, 2011.

Shareholder Distributions for BGX: On January 31, 2012, and February 29, 2012, BGX paid regularly scheduled distributions in the amount of $0.108 per share to shareholders of record as of January 19, 2012, and February 17, 2012, respectively.

Trustee resignation: John R. O’Neill resigned from each Fund’s Board of Trustees on January 5, 2012 to pursue a potentially conflicting business opportunity. Mr. O’Neill’s resignation was not due to any disagreement with either of the Funds on any matter relating to the Funds’ operations, policies, or procedures.

Annual Report | December 31, 2011	67

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Blackstone / GSO Senior Floating Rate Term Fund and Blackstone / GSO Long-Short Credit Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Blackstone / GSO Senior Floating Rate Term Fund, as of December 31, 2011, the related statement of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2011 and the period May 26, 2010 (commencement of operations) to December 31, 2010. We have also audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Blackstone / GSO Long-Short Credit Income Fund (collectively with Blackstone / GSO Senior Floating Rate Term Fund, the “Funds”), as of December 31, 2011, and the related statement of operations, cash flows, changes in net assets, and the financial highlights for the period January 27, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blackstone / GSO Senior Floating Rate Term Fund and Blackstone / GSO Long-Short Credit Income Fund as of December 31, 2011, the results of their operations and their cash flows, the changes in their net assets, and the financial highlights, for each of the respective periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 29, 2012

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Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Summary of Dividend Reinvestment Plan	December 31, 2011(Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may “opt-in” to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Funds’ Board of Trustees declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or

(b) 95% of the market price per common share on the determination date.

(2) If 98% of the net asset value per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

Annual Report | December 31, 2011	69

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Summary of Dividend Reinvestment Plan	December 31, 2011(Unaudited)

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

70	www blackstone-gso com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Additional Information	December 31, 2011(Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (1) on the Funds’ website located at http://www.blackstone-gso.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Funds’ website located at http://www.blackstone-gso.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Funds’ website located at http:// www.blacksone-gso.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that apply to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to this and each other annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

Tax Information. Of the ordinary income (including short-term capital gains) distributions made by BSL during the year ended December 31, 2011, 0% qualifies for the dividend received deduction available to stockholders. The amount of long-term capital gains paid for the year ended December 31, 2011 was $0. For the year ended December 31, 2011, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

Of the ordinary income (including short-term capital gain) distributions made by BGX during the fiscal period ended December 31, 2011, 0% qualifies for the dividend received deduction available to stockholders. The amount of long-term capital gains paid for the fiscal period ended December 31, 2011 was $0. For the fiscal period ended December 31, 2011, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

Privacy Procedures. Privacy is very important to the Funds. To ensure our shareholders’ privacy the Funds have developed policies that are designed to protect confidentiality while allowing their shareholders’ needs to be served. In the course of providing their shareholders with products and services, the Funds may obtain non-public personal information, such as address, social security number, assets and/or income information: (i) in the subscription document and related support documents; (ii) in correspondence and conversations with the Funds or their representatives; and (iii) through transactions in and relating to the investment with the Funds.

The Funds do not disclose any of this personal information about shareholders to anyone other than to their affiliates, except as required for everyday purposes or as permitted by law, such as to their attorneys, auditors, brokers, bankers, regulators, administrators and certain service providers, in each such case, only as necessary to facilitate the acceptance of the shareholder’s investment or the management of the Funds. The Funds will also release information about a shareholder if such shareholder directs the Funds to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

Annual Report | December 31, 2011	71

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Additional Information	December 31, 2011(Unaudited)

The Funds seek to carefully safeguard private information and, to that end, restrict access to non-public personal information about the shareholders to those employees and other persons who need to know the information to enable the Funds to provide services to the shareholders. The Funds maintain physical, electronic and procedural safeguards to protect each shareholder’s non-public personal information.

Annual Written Affirmation. The Funds will provide the New York Stock Exchange with an Annual Written Affirmation signed by the Funds’ CEO within 30 days after the shareholder meeting.

Section 23(c) Notice. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that from time to time the Funds may purchase its common stock in the open market.

72	www blackstone-gso com

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Trustees & Officers	December 31, 2011(Unaudited)

The oversight of the business and affairs of the Funds is vested in the Board of Trustees. The Board of Trustees is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers will be chosen each year at a regular meeting of the Board of Trustees to hold office until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Trustees, the Funds’ officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES:

Name and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(a)	Other Directorships Held by the Trustee During the Past Five Years
Edward H. D’Alelio Birth Year: 1952	Trustee and member of Audit and Nominating Committees	BSL: Since April 2010 BGX: Since November 2010	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	2	Trump Entertainment Resorts, Inc.
Michael Holland Birth Year: 1944	Trustee and member of Audit and Nominating Committees	BSL: Since April 2010 BGX: Since November 2010	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	2	The China Fund, Inc.; The Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund.

(a)	The Fund Complex consists of Blackstone / GSO Senior Floating Rate Term Fund and Blackstone / GSO Long-Short Credit Income Fund.

Annual Report | December 31, 2011	73

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Trustees & Officers	December 31, 2011(Unaudited)

NON-INTERESTED TRUSTEES:

Name and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(a)	Other Directorships Held by the Trustee During the Past Five Years
John R. O’Neill(b) Birth Year: 1949	Trustee and member of Audit and Nominating Committees; Chairman of Audit Committee	BSL: Since April 2010 BGX: Since November 2010	Mr. O’Neill was a partner of Ernst & Young LLP from 2002 to 2009.	2	—
Thomas W. Jasper Birth Year: 1948	Trustee and member of Audit and Nominating Committees; Chairman of Nominating Committee	BSL: Since April 2010 BGX: Since November 2010	Mr. Jasper was Chief Executive Officer of Primus Guaranty, Ltd. from 2001 to 2010.	2	Primus Guaranty, Ltd.

(a)	The Fund Complex consists of Blackstone / GSO Senior Floating Rate Term Fund and Blackstone / GSO Long-Short Credit Income Fund.
(b)

Mr. O’Neill resigned from each Fund’s Board of Trustees on January 5, 2012 to pursue a potentially conflicting business opportunity. Mr. O’Neill’s resignation was not due to any disagreement with either of the Funds on any matter relating to the Funds’ operations, policies, or procedures.

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Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Trustees & Officers	December 31, 2011(Unaudited)

INTERESTED TRUSTEES: (b)

Name and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(a)	Other Directorships Held by the Trustee During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, Trustee and member of Pricing and Valuation Committees	BSL: Since April 2010 BGX: Since Inception	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.	2	—

(a)	The Fund Complex consists of Blackstone / GSO Senior Floating Rate Term Fund and Blackstone / GSO Long-Short Credit Income Fund.
(b)	“Interested person” of the Funds as defined in the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

Further information about certain of the Funds’ Trustees is also available in the Funds’ Statements of Additional Information, dated May 25, 2010 for BSL and January 26, 2011 for BGX, which can be obtained without charge by calling 1-877-876-1121.

Annual Report | December 31, 2011	75

Blackstone / GSO Senior Floating Rate Term Fund
Blackstone / GSO Long-Short Credit Income Fund
Trustees & Officers	December 31, 2011(Unaudited)

OFFICERS:(a)
Name and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(b)
Daniel H. Smith, Jr. Birth Year: 1963	President and Chief Executive Officer	Officer BSL: Since April 2010 BGX: Since Inception Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.	2
Eric Rosenberg Birth Year: 1968	Chief Financial Officer and Treasurer	Officer BSL: Since Inception BGX: Since Inception Term of Office: Indefinite	Mr. Rosenberg is a Managing Director and Chief Financial Officer of GSO. He joined GSO in 2008. Prior to that time he spent over 10 years in the prime brokerage business of Goldman, Sachs & Co.	2
Lee M. Shaiman Birth Year: 1956	Executive Vice President and Assistant Secretary	Officer BSL: Since April 2010 BGX: Since Inception Term of Office: Indefinite	Mr. Shaiman is a Managing Director of GSO. Mr. Shaiman joined GSO from Royal Bank of Canada in July 2005 where he was a Managing Partner and Head of Portfolio Management and Credit Research in the Debt Investments group.	2
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Officer and Secretary	Officer BSL: Since Inception BGX: Since Inception Term of Office: Indefinite	Ms. Beeney is a Managing Director, Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.	2
Jane Lee Birth Year: 1972	Public Relations Officer	Officer BSL: Since November 2010 BGX: Since Inception Term of Office: Indefinite	Ms. Lee is a Managing Director with GSO. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.	2
(a)	The officers of the Funds received no remuneration from the Funds.
(b)	The Fund Complex consists of Blackstone / GSO Senior Floating Rate Term Fund and Blackstone / GSO Long-Short Credit Income Fund.

76	www blackstone-gso com

Trustees	Fund Officers
Daniel H. Smith, Jr.	Daniel H. Smith, Jr.
Chairman of the Board of Trustees	President and Chief Executive Officer
Thomas W. Jasper	Eric Rosenberg
Michael Holland	Chief Financial Officer
Edward H. D’Alelio	Lee M. Shaiman
Executive Vice President
Investment Manager	and Assistant Secretary
GSO / Blackstone Debt Funds Management LLC	Marisa Beeney
345 Park Avenue, 31st Floor	Chief Compliance Officer,
New York, New York 10154	Chief Legal Officer and Secretary
Jane Lee
Administrator	Public Relations Officer
ALPS Fund Services, Inc.
1290 Broadway, 11th Floor	DRIP Administrator
Denver, Colorado 80203	Computershare
P.O. Box 358035
Custodian	Pittsburgh, Pennsylvania 15252
BSL:
The Bank of New York Mellon, N.A.	Independent Registered Public
2 Hanson Place, 8th Floor	Accounting Firm
Brooklyn, New York 11217	Deloitte & Touche
555 17th Street, Ste 3600
BGX:	Denver, Colorado 80202
J.P. Morgan
14201 N. Dallas Pkwy, 2nd Floor	Legal Counsel
Dallas, Texas 75254	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
Transfer Agent	New York, New York 10017
Computershare
480 Washington Blvd.
Jersey City, New Jersey 07310

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Senior Floating Rate Income Fund and Blackstone / GSO Long-Short Credit Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Information on the Funds is available at www.blackstone-gso.com.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Thomas W. Jasper as the registrant’s “audit committee financial expert.” Mr. Jasper is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accounting Fees and Services.

(a)

Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended December 31, 2011 and the fiscal period May 26, 2010 (inception) through December 31, 2010 were $75, 000 and $75,000, respectively.

(b)

Audit-Related Fees: The aggregate fees billed for the fiscal year ended December 31, 2011 and the fiscal period May 26, 2010 (inception) through December 31, 2010 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)

Tax Fees: The aggregate fees billed for the fiscal year ended December 31, 2011 and the fiscal period May 26, 2010 (inception) through December 31, 2010 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 and $5,500, respectively.

(d)

All Other Fees: The aggregate fees billed for the fiscal year ended December 31, 2011 and the fiscal period May 26, 2010 (inception) through December 31, 2010 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $32,400 and $8,000, respectively. These fees pertain to agreed-upon procedures performed by the principal accountant for the registrant’s senior secured notes and term preferred shares.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)	The services described in paragraph (c) and (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services of the kind described in paragraph (b) provided.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended December 31, 2011 and the fiscal period May 26, 2010 (inception) through December 31, 2010 were $38,400 and $13,500 respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Thomas W. Jasper, Chairman

Edward H. D’Alelio

Michael Holland

Item 6.	Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: December 31, 2011

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Daniel H. Smith, Jr.	Investment Committee Member, President and Chief Executive Officer	Since Inception

Mr. Smith is a Senior Managing Director, Head of GSO / Blackstone Debt Funds Management LLC (the “Adviser”). Mr. Smith joined the Adviser from Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit. Mr. Smith has over 23 years of experience in investment management, including high yield bank loans and bonds, investment grade debt, mezzanine and private debt, public and private equities and limited partnership investments. Mr. Smith received a Masters in Management from the J.L.

Kellogg Graduate School of Management at Northwestern University and a B.S. in Petroleum Engineering from the University of Southern California.

Lee M. Shaiman	Portfolio Manager, Investment Committee Member, Executive Vice	Since Inception	Mr. Shaiman is a Managing Director of the Adviser. Mr. Shaiman joined the Adviser from Royal Bank of Canada in July 2005 where he was a

President and Assistant Secretary

Managing Partner and Head of Portfolio Management and Credit Research in the Debt Investments group. He is a

Certified Public Accountant, licensed in the State of New Jersey. Mr. Shaiman has over 27 years experience in leveraged finance, including structuring and placement of senior bank loans and bridge financing, private placements, high yield bonds and equity co-investments. Mr. Shaiman received a Masters of Science in Accounting and Taxation from the Wharton School of the University of Pennsylvania and a B.S. in Economics, cum laude, Phi Beta Kappa, from Rutgers College.

Robert Zable	Portfolio Manager, Investment Committee Member	Since January 2011	Mr. Zable a Managing Director of the Adviser. Before joining the Adviser, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a BS from Cornell University, and an MBA in Finance from The Wharton School at the University of Pennsylvania.
Brad Marshall	Investment Committee Member	Since Inception	Mr. Marshall is a Managing Director of the Adviser. Before joining the Adviser in 2005, Mr. Marshall worked in various roles at RBC, including fixed income research and business development within RBC’s private equity funds effort. Prior to RBC, Mr. Marshall helped develop a private equity funds business for TAL Global, a Canadian asset management division of CIBC, and prior to that, he co-founded a microchip verification software company where he served as chief financial officer. Mr. Marshall received an M.B.A. from McGill University in Montreal where he was an Academic All-Canadian and a B.A. (Honors) in Economics from Queen’s University in Kingston, Canada.
Daniel T. McMullen	Investment Committee Member	Since Inception	Mr. McMullen is a Managing Director of the Adviser and leader of the group’s capital markets effort. Before joining the Adviser in 2002, Mr. McMullen worked at CIBC World Markets, most recently as a Director and Senior Investment Analyst for the structured investment vehicles managed by Trimaran Advisors, L.L.C. Mr. McMullen has earned his Certified Financial Analyst designation and received a B.A. from the University of Rochester where he graduated cum laude.
Douglas Paolillo	Investment Committee Member	Since Inception	Mr. Paolillo is a Managing Director of the Adviser. Before joining the Adviser in 2002, Mr. Paolillo worked at CIBC World Markets, most recently, as a Director and Senior Investment Analyst for the structured investment vehicles managed by Trimaran Advisors, L.L.C. Mr. Paolillo received a B.S. degree in Finance and Business Administration from Providence College where he graduated with distinction.

Faris Saah	Investment Committee Member	Since May 2011	Mr. Saah is a Managing Director of the Adviser, and serves as Head of U.S. Credit Research. He also oversees the U.S. research team and investment process. Before joining the Adviser, Mr. Saah was at Pequot Capital Management as a Senior Credit Analyst supporting the credit opportunities funds. Prior to Pequot, Mr. Saah was a distressed debt analyst at Concordia Advisors and Talek Investments, both distressed hedge funds. Mr. Saah received his B.S. in Industrial Engineering from Virginia Tech and his M.S. in Finance from the Massachusetts Institute of Technology.

(a)(2) As of December 31, 2011, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Material Conflicts if Any
Daniel H. Smith, Jr.					See below(1)
Registered Investment Companies	0	0	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

Lee M. Shaiman					See below(1)
Registered Investment Companies	2	$0.7 billion	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

Robert Zable					See below(1)
Registered Investment Companies	2	$0.7 billion	0	0
Other Pooled Accounts	2	$0.7 billion	2	$0.7 billion
Other Accounts	1	$0.4 billion	0	0

Brad Marshall					See below(1)
Registered Investment Companies	0	0	0	0
Other Pooled Accounts	2	$2.3 billion	2	$2.3 billion
Other Accounts	0	0	0	0

Daniel T. McMullen					See below(1)
Registered Investment Companies	0	0	0	0
Other Pooled Accounts	1	$0.6 billion	0	0
Other Accounts	7	$2.2 billion	0	0

Douglas Paolillo					See below(1)
Registered Investment Companies	0	0	0	0
Other Pooled Accounts	15	$8.1 billion	15	$8.1 billion
Other Accounts	0	0	0	0

Faris Saah					See below(1)
Registered Investment Companies	0	0	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

(1) Potential Conflicts of Interest

The portfolio managers have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by the Adviser and the Fund will be able to identify or mitigate these conflicts of interest. Some examples of material conflicts of interest include:

Broad and Wide-Ranging Activities. The portfolio managers, the Adviser, Blackstone and their affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser, Blackstone and their affiliates may engage in activities where the interests of certain divisions of the Adviser, Blackstone and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that the portfolio managers, the Adviser, Blackstone and their affiliates provide investment management services both to the Fund and other clients, including, other funds, as well as, client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time managed by the Adviser and its affiliates in which the Fund will not have an interest (such other clients, funds and accounts, collectively the "Other Adviser Accounts"). In addition, Blackstone and its affiliates provide investment management services to other clients, including other funds, and any other investment vehicles that Blackstone or any of its affiliates may establish from time to time (the “Other Blackstone Funds”), client accounts, and proprietary accounts in which the Fund will not have an interest (such other clients, funds and accounts, collectively the “Other Blackstone Accounts” and together with the Other Adviser Accounts, the “Other Accounts”). The respective investment programs of the Fund and the Other Accounts may or may not be substantially similar. The portfolio managers, the Adviser, Blackstone and their affiliates may give advice and recommend securities to Other Accounts which may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

While the Adviser will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by the portfolio managers, the Adviser and Blackstone in managing its respective Other Accounts could conflict with the transactions and strategies employed by the portfolio managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Accounts. It is the policy of the Adviser to generally share appropriate investment opportunities (and sale opportunities) with the Other Accounts. In general and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the Other Accounts based on available capacity for such investment in each fund, taking into account available cash and the relative capital of the respective funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, if the Adviser deems in good faith that a different allocation among the Fund and the Other Accounts is appropriate, taking into account, among other considerations (a) risk-return profile of the proposed investment; (b) the Fund’s or the Other Accounts’ objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund’s and the Other Accounts’ portfolios; (d) liquidity requirements of the Fund and Other Accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund’s or Other Accounts’ portfolios; (h) redemption/withdrawal requests from Other Accounts and anticipated future contributions into the Fund and Other Accounts; and (i) proximity of an Other Account to the end of its specified term/commitment period.

Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Adviser or its affiliates consider equitable. From time to time, the Fund and the Other Adviser Accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. While these conflicts cannot be eliminated, the Adviser, when practicable, will cause the Fund and the Other Adviser Accounts to hold investments in the same levels of an issuer’s capital structure in the same proportion at each level; provided, however, that neither the Fund nor any Other Adviser Account will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the Other Adviser Account, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

Allocation of Personnel. Although the professional staff of the Adviser will devote as much time to the management of the Fund and the Adviser deems appropriate to perform its duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

Pursuit of Differing Strategies. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts, clients, entities, funds and/or investment companies for which he or she exercises investment responsibility, or may decide that certain of the accounts, clients, entities, funds and/or investment companies should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more accounts, clients, entities, funds and/or investment companies which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts, clients, entities, funds and/or investment companies. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

Investment Banking, Advisory and Other Relationships. As part of its regular business, Blackstone provides a broad range of investment banking, advisory, and other services. In the regular course of its investment banking and advisory businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that are suitable for the Fund. In such a case, a Blackstone client would typically require Blackstone to act exclusively on its behalf, thereby precluding the Fund from participating in such transactions. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its investment banking, advisory and other businesses, Blackstone may come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities may be constrained as a result of the inability of Blackstone personnel to use such information. For example, employees of Blackstone may be prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there may be circumstances in which one or more of certain individuals associated with Blackstone will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone. In certain sell-

side and fundraising assignments, the seller may permit the Fund to act as a participant in such transaction, which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price). Blackstone has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser and portfolio managers will consider those relationships, which may result in certain transactions that the Adviser and portfolio managers will not undertake on behalf of the Fund in view of such relationships.

Service Providers. The Fund’s service providers (including lenders, brokers, attorneys, and investment banking firms) may be sources of investment opportunities and counterparties therein. This may influence the Adviser in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for the Fund that require the use of a service provider, will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider’s provision of certain investment-related services that the Adviser believes to be of benefit to the Fund).

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to portfolio managers differ among the accounts, clients, entities, funds and/or investment companies that he or she manages. If the amount or structure of the management fee and/or a portfolio manager’s compensation differs among accounts, clients, entities, funds and/or investment companies (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain accounts, clients, entities, funds and/or investment companies over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts, clients, entities, funds and/or investment companies that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts, clients, entities, funds and/or investment companies. Also, the desire of a portfolio manager or the Adviser to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor accounts, clients, entities, funds and/or investment companies in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the Fund may be more acute.

Material, Non-Public Information. The Adviser or certain of its affiliates may come into possession of material non-public information with respect to an issuer. Should this occur, the Adviser would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material to preclude the Fund from participating in an investment. Disclosure of such information to the personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Possible Future Activities. The Adviser and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Adviser and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Other Affiliate Transactions. The Fund may acquire a Senior Loan from a Borrower in which a separate equity or junior debt investment has been made by other GSO or Blackstone affiliates. When making such investments, the Fund and other GSO or Blackstone affiliates may have conflicting interests. For example, conflicts could arise where the Fund becomes a lender to a company when an affiliate of the Adviser owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the other affiliates.

Further conflicts could arise once the Fund and other affiliates have made their respective investments. For example, if a company goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to securities held by the Fund or by the other affiliates, such other affiliates may have an interest that conflicts with the interests of the Fund. If additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing. If the other affiliates were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired.

In addition, the Investment Company Act limits the Fund’s ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of a private equity fund managed by Blackstone, GSO or one or more of the Blackstone / GSO Related Parties. However, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between its interests in the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The Investment Company Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Representing Creditors and Debtors. Blackstone and its affiliates may represent creditors or debtors in proceedings under Chapter 11 of the Bankruptcy Code or prior to such filings. From time to time, the Adviser, Blackstone and their affiliates may serve as advisor to creditor or equity committees. This involvement, for which the Adviser, Blackstone and their affiliates may be compensated, may limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings.

The Adviser and the portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the other accounts listed above.

Restrictions Arising under the Securities Laws. The activities of Blackstone and GSO (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the shareholders.

Additional Potential Conflicts. The officers, directors, members, managers, and employees of the Adviser may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or otherwise determined from time to time by the Adviser.

(a)(3) Portfolio Manager Compensation as of December 31, 2011.

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

(a)(4) Dollar Range of Securities Owned as of December 31, 2011.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Daniel H. Smith, Jr.	$100,001-$500,000
Robert Zable	$0
Daniel T. McMullen	$0
Douglas Paolillo	$0
Lee M. Shaiman	$10,001-$50,000
Brad Marshall	$0
Faris Saah	$0

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation
S-K, or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	March 9, 2012

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	March 9, 2012

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 9, 2012